UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mangoceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

15110 N. Dallas Parkway, Suite 600
Dallas, Texas 75248

May 16, 2024

To Our Stockholders:

The Board of Directors (“Board”) and officers of Mangoceuticals, Inc., a Texas corporation (the “Company”), join us in extending to you a cordial invitation to attend an Annual Meeting of our stockholders, which we refer to as the “Annual Meeting” or the “Meeting”, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Monday, June 17, 2024
Time:	12 p.m. Central Time
Meeting Site:	15110 N. Dallas Parkway, Dallas, Texas 75248

The Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), is also available at www.cleartrustonline.com/mgrx. Stockholders may also request a copy of the proxy statement and the 2023 Annual Report by contacting our main office at (214) 242-9619.

These materials were first sent or given to stockholders on or about May 16, 2024. In connection with the Annual Meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, we urge you to read the proxy statement (and any documents attached hereto) and consider such information carefully before voting. The attached Notice of Annual Meeting and the Proxy Statement describe the business to be considered and acted upon by the stockholders at the Annual Meeting. Please review these materials and vote your shares.

Your vote is very important. Even if you plan to attend the Annual Meeting, if you are a holder of record of voting stock please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the Annual Meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

Our Board of Directors encourages your participation in Mangoceuticals, Inc.’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Notice of Meeting and the proxy statement.

We look forward to seeing you on Monday, June 17, 2024. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Jacob D. Cohen
Jacob D. Cohen
Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 17, 2024.

Our proxy statement is available at the following cookies-free website that can be accessed anonymously: www.cleartrustonline.com/mgrx. Stockholders may also vote prior to the meeting at www.cleartrustonline.com/mgrx.

Mangoceuticals, Inc.
15110 N. Dallas Parkway, Suite 600
Dallas, Texas 75248

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, JUNE 176, 2024

To the Stockholders of Mangoceuticals, Inc.:

We are pleased to provide you notice of, and to invite you to attend, the Annual Meeting of the stockholders of Mangoceuticals, Inc., a Texas corporation (“ Mangoceuticals”, the “Company”, “we” and “us”), which will be held on Monday, June 17, 2024, at 12 p.m., Central Time at 15110 N. Dallas Parkway, Dallas, Texas 75248 (subject to postponement(s) or adjournment(s) thereof), which we refer to as the “Annual Meeting”, or the “Meeting”. The Annual Meeting is being held for the following purposes:

1.	To elect four members to the Board of Directors (the “Board”) of the Company each to serve a term of one year and until their respective successors have been elected and qualified, or until such director’s resignation or removal. The Board has nominated for re-election the following incumbent directors: Jacob D. Cohen, Lorraine D’Alessio, Alex P. Hamilton and Dr. Kenny Myers.

2.	To approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock and upon the exercise of certain warrants. The Board recommends that you approve the issuance of shares of our common stock, $0.0001 par value per share, in excess of 19.99% of the issued and outstanding shares of our common stock, upon the conversion of shares of Series B Convertible Preferred Stock and upon the exercise of certain warrants in accordance with Nasdaq Listing Rule 5635(d) (the “SPA Nasdaq Proposal”).

3.	To approve the issuance of more than 19.99% of our outstanding common stock pursuant to the terms of an Equity Purchase Agreement (the “ELOC”). The Board recommends that you approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock issuable by the Company pursuant to the Company’s ELOC (the “ELOC Nasdaq Proposal”).

4.	To approve the issuance of more than 19.99% of our outstanding common stock as dividends on, and upon the conversion of, shares of 6% Series C Convertible Cumulative Preferred Stock (“Series C Preferred Stock”). The Board recommends that you approve, for purposes of complying with Nasdaq Listing Rule 5635(a) and (d), the full issuance of shares of common stock issuable by the Company as dividends on, and upon the conversion of, Series C Preferred Stock (the “IP Purchase Nasdaq Proposal”).

5.	To ratify the appointment of Turner, Stone & Company, L.L.P., an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2024. The Board of Directors recommends that you approve and ratify the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2024 (the “Auditor Proposal”).

6.	To approve the adjournment of the Annual Meeting, if necessary. Stockholders are being asked to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the SPA Nasdaq Proposal, ELOC Nasdaq Proposal and/or IP Purchase Nasdaq Proposal (the “Adjournment Proposal”).

7.	To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” PROPOSALS TWO, THREE, FOUR, FIVE AND SIX.

No proposal is contingent on the approval of any other proposal disclosed above.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the Annual Meeting. Our Board of Directors has fixed the close of business on May 6, 2024, as the record date for determining those stockholders entitled to vote at the Annual Meeting and any adjournment or postponement thereof. Accordingly, only common stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.

We cordially invite you to attend the Annual Meeting. However, to ensure your representation at the Annual Meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement and our 2023 Annual Report on Form 10-K (the “2023 Annual Report”), notice of the availability of which is first being mailed to stockholders on or about May 16, 2024, are also available at www.cleartrustonline.com/mgrx. Stockholders may also request a copy of the proxy statement by contacting our main office at (214) 242-9619.

Even if you plan to attend the Annual Meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

If you have any questions or require any assistance with voting your shares, please contact our proxy agent, ClearTrust, LLC at 1-813-235-4490.

By Order of the Board of Directors:

/s/ Jacob D. Cohen
Jacob D. Cohen
Chairman

Dallas, Texas
May 16, 2024

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Mangoceuticals, Inc. (“we,” “us”, “our” or the “Company”) has made these materials available to you or delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at an Annual Meeting of stockholders, which we refer to as our Annual Meeting, or the “Meeting”, to be held on Monday, June 17, 2024 at 12 p.m., Central time at 15110 Dallas Parkway, Dallas, Texas 75248, and at any postponement(s) or adjournment(s) thereof.

These materials were first sent or given to stockholders on or about May 16, 2024. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process and certain other required information. If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the Annual Meeting.

Time, Date and Place

The Annual Meeting will be held on Monday, June 17, 2024 at 12 P.M. Central time at 15110 Dallas Parkway, Dallas, Texas 75248, subject to any postponement(s) or adjournment(s) thereof.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock, or their authorized representatives, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you or your authorized representative plan to attend the Annual Meeting, you or your authorized representative must present proof of your ownership of our common stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairperson of the Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairperson of the Meeting may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

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Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on May 6, 2024 (the “Record Date”).

At the close of business on the Record Date, there were 24,819,500 shares of common stock issued and outstanding. The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of 24,819,500 total voting shares as of the Record Date.

If your proxy is properly executed and received by us in time to be voted at our Annual Meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “for all” for proposal one and “for” proposals two, three, four, five and six.

The only matters that we expect to be presented at our Annual Meeting are set forth in the notice of Annual Meeting. If any other matters properly come before our Annual Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are four ways to vote:

●	At the Annual Meeting. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

The question of whether your broker or nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal in the absence of your instruction. For a proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the shares will be treated as broker non-votes. “Broker non-votes” occur when a broker or other nominee submits a proxy to vote on at least one “routine” proposal and indicates that it does not have, or is not exercising, voting authority on matters deemed “non-routine.” Broker non-votes will not be counted as having been voted on the applicable proposal. Therefore, if you are a beneficial owner and want to ensure that shares you beneficially own are voted in favor or against any or all of the proposals in this proxy statement, the only way you can do so is to give your broker or nominee specific instructions as to how the shares are to be voted. Under the applicable rules governing such brokers. If there are no broker non-votes and if you do not provide voting instructions to your broker, bank or other nominee, your shares will not count towards achieving a quorum.

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A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

The presence of a stockholder at our Annual Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the Annual Meeting to the Corporate Secretary, Mangoceuticals, Inc., 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our Annual Meeting or by submitting a later dated proxy by the Internet or telephone prior to the Annual Meeting; or

●	attending our Annual Meeting and voting in person.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Election of four directors.	Plurality of Votes Cast	No
2	To approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock and upon the exercise of certain warrants.	Affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter	No
3	To approve the issuance of more than 19.99% of our outstanding common stock pursuant to the terms of an Equity Purchase Agreement.	Affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter	No
4	To approve the issuance of more than 19.99% of our outstanding common stock as dividends on, and upon the conversion of, shares of 6% Series C Convertible Cumulative Preferred Stock.	Affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter	No
5	To ratify the appointment of Turner, Stone & Company, L.L.P., an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2024.	Affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter	Yes
6	To approve the adjournment of the Annual Meeting, if necessary.	Affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter	No

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*	See also “Quorum”, below.

For Proposal 1, the four nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve for a term of one year and until their successors are duly elected and qualified, unless the elected director is removed or resigns earlier. This means that the director nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non-votes will not be counted towards any director nominee’s achievement of a plurality and will not affect the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

Approval of Proposals 2, 3, 4, 5 and 6 require the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, provided that a quorum exists at the Annual Meeting. Votes cast “against” Proposals 2, 3, 4, 5 and 6 will count against the approval of the proposals. Abstentions and broker non-votes will not be counted as votes cast, but will be counted as shares present in person or represented by proxy at the meeting and entitled to vote thereon, and will therefore have no effect on such proposals. Broker non-votes will not be counted as votes cast, and are not entitled to vote on proposals where stockholders have not provided discretionary authority, and as such will have no effect on these proposals.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast at the annual meeting.

Quorum

In order for us to satisfy our quorum requirements, the holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” each of the nominees to the Board of Directors (Proposal 1).

●	“FOR” approval of the issuance of more than 19.99% of our outstanding common stock upon the conversion of shares of Series B Convertible Preferred Stock and upon the exercise of certain warrants (Proposal 2).

●	“FOR” approval of the issuance of more than 19.99% of our outstanding common stock pursuant to the terms of an Equity Purchase Agreement (Proposal 3).

●	“FOR” approval of the issuance of more than 19.99% of our outstanding common stock as dividends on, and upon the conversion of, shares of 6% Series C Convertible Cumulative Preferred Stock (Proposal 4).

●	“FOR” the ratification of the appointment of Turner, Stone & Company, L.L.P., an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2023 (Proposal 5).

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●	“FOR” approval of the adjournment of the Annual Meeting, if necessary (Proposal 3)(“Adjournment Proposal”).

Mailing Costs and Solicitation of Proxies

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. We may also pay ClearTrust, LLC a fee which we do not expect to exceed $10,000 plus costs and expenses. In addition, ClearTrust, LLC and certain related persons may be indemnified against certain liabilities arising out of or in connection with the engagement.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of ClearTrust, LLC will tabulate the votes and act as inspector of election for the special meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact ClearTrust, LLC, at 1-813-235-4490 to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

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Multiple Stockholders Sharing the Same Address

The Securities and Exchange Commission (the “SEC” or the “Commission”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s Proxy Materials, which means that we or they deliver a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement in the future, or if you are receiving multiple copies of the Proxy Statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate Proxy Statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (214) 242-9619 or by sending a written request to our Corporate Secretary at our principal executive offices at 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, or a stockholder may make a request by calling our Investor Relations at (214) 242-9619.

If you receive more than one set of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the Annual Meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

BACKGROUND OF THE COMPANY

We are a Texas corporation formed on October 7, 2021. Our address is 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248. Our telephone number is (214) 242-9619. Our website is www.MangoRX.com. Information contained on or accessible through our website is not a part of this proxy statement and is not incorporated by reference herein, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

We connect consumers to licensed healthcare professionals through our website at www.MangoRX.com for the provision of care via telehealth on our customer portal and also provide access for customers to a licensed pharmacy for online fulfillment and distribution of certain medications that may be prescribed as part of their telehealth consultations. We have developed what we believe is a go-to-market strategy inclusive of product development, operations, marketing and advertising. To date, however, we have not sold a significant amount of products and have not generated revenues sufficient to support our operations.

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We have identified men’s wellness telemedicine services and products as a growing sector in recent years and especially related to the areas of erectile dysfunction (“ED”), and hair growth and related products.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “Mangoceuticals”, “MangoRx” and “Mangoceuticals, Inc.” refer specifically to Mangoceuticals, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations, and our ability to market and commercialize products. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Statement Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities or the Exchange Act, the sections of this proxy statement titled “Audit Committee Report”, to the extent permitted by the rules of the SEC, shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

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REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024 (the “2023 Annual Report”).

You may also request a copy of this proxy statement and the annual report from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

ClearTrust, LLC

16540 Pointe Village Dr., Ste 210

Lutz, Florida 33558

1-813-235-4490

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date, will be entitled to vote at the Annual Meeting, on all matters properly presented at the Annual Meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were 24,819,500 shares of our common stock outstanding. The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of 24,819,500 total voting shares as of the Record Date.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock, beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our named executive officers; and (d) all current directors and named executive officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248.

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Name of Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent Beneficial Ownership
Directors, Named Executive Officers and Executive Officers
Jacob D. Cohen	9,775,000	(1)	37.1%
Jonathan Arango(a)	1,166,667	(2)	4.7%
Eugene M. Johnston	200,000		*
Amanda Hammer	125,000	(3)	*
Lorraine D’Alessio	75,000	(4)	*
Alex P. Hamilton	75,000	(4)	*
Dr. Kenny Myers	75,000	(4)	*
All executive officers and directors as a group (6 persons)	10,375,000	(1)(2)	39.3%

* Less than 1%.

(a)	Effective on March 28, 2024, Jonathan Arango resigned as a member of the Board of Directors and as President and Secretary of the Company.

(1)	A total of 8,000,000 of the outstanding shares of common stock beneficially owned by Mr. Cohen are held in the name of The Tiger Cub Trust, which is beneficially owned by Jacob D. Cohen, its Trustee, and which shares Mr. Cohen is deemed to beneficially own. Includes 250,000 shares of common stock issuable upon exercise of options to purchase shares of common stock of the Company held by Mr. Cohen, with an exercise price of $1.10 per share, and does not include options to purchase 500,000 shares of common stock which an exercise price of $1.10 per share, which vest at the rate of 1/2 of such options on each of September 1, 2024 and 2025, with a term of five years and also includes options to purchase 1,250,000 shares of common stock with an exercise price of $0.32 per share and an expiration date of December 28, 2028.

(2)	Includes 166,667 shares of common stock issuable upon exercise of options to purchase shares of common stock of the Company held by Mr. Arango, with an exercise price of $1.10 per share, which expire if unexercised on June 28, 2024.

(3)	Does not include options to purchase 100,000 shares of common stock with an exercise price of $1.10 per share, which vest at the rate of 1/2 of such options on each of May 1, 2025 and 2026, which have not vested as of the Date of Determination. The options have a 10 year term.

(4)	A total of 50,000 shares of restricted common stock vest at the rate of 25,000 of such shares on October 14, 2023 and 2024, subject to the holder’s continued service with the Company.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

Family Relationships among Directors and Officers

There are no family relationships among our directors and executive officers.

Arrangements between Directors and Officers

To our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person, including directors, pursuant to which the officer was selected to serve as an officer or director.

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Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Jacob D. Cohen. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Cohen possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks.

Other Directorships

No director of the Company is also a director of an issuer with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), except for Mr. Alex Hamilton who serves as a member of the Board of Directors, the Chairman of the Audit Committee and member of the Corporate Governance and Nominating Committee, of Addentax Group Corp. (NASDAQ:ATXG).

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Committees of the Board

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

Board Committee Membership

Committee membership of the Board of Directors is as follows:

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jacob D. Cohen(1)
Lorraine D’Alessio	X	M	M	C
Alex P. Hamilton	X	C
Dr. Kenny Myers	X	M	C	M

(1)	Chairman of Board of Directors.
C	Chairman of Committee.
M	Member.

Audit Committee

We have established an Audit Committee of the Board of Directors. Ms. D’Alessio, Mr. Hamilton and Dr. Meyers serve as members of our Audit Committee, and Mr. Hamilton chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. The Board of Directors has determined that each of Ms. D’Alessio, Mr. Hamilton and Dr. Meyers meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

The Board has determined that Mr. Hamilton, is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of Audit Committee functions. Mr. Hamilton has acquired these attributes as a result of his significant experience serving on the Board of Directors of various private and public companies and the Co-Founder and president of Donald Capital LLC, a FINRA registered investment banking firm.

We have adopted an Audit Committee Charter, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

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●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee also has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

Compensation Committee and Nominating and Corporate Governance Committee

We have established a Compensation Committee of the Board of Directors. Ms. D’Alessio and Dr. Meyers serve as members of our Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent. Each of Ms. D’Alessio and Dr. Meyers are independent, and Dr. Meyer’s chairs the Compensation Committee.

We have adopted a Compensation Committee Charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

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●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominations for Directors

We have established a Nominating and Corporate Governance Committee. The members of our nominating and corporate governance are Ms. D’Alessio and Dr. Meyers and Ms. D’Alessio serves as chair of the Nominating and Corporate Governance Committee.

The primary purposes of our Nominating and Corporate Governance Committee are to assist the board in:

●	identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

●	developing, recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of the Nasdaq.

Our Nominating and Corporate Governance Committee will recommend to the Board of Directors candidates for nomination for election at the annual meeting of the stockholders. The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, an Annual Meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Director Independence

Our common stock is currently quoted on the Nasdaq Capital Market. Nasdaq requires that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of Lorraine D’Alessio , Alex P. Hamilton and Dr. Kenny Myers is an independent director as defined under the Nasdaq rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

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In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, is independent within the meaning of Nasdaq director independence standards applicable to members of such committees, as currently in effect.

The Compensation Committee members also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act.

Stockholder Communications with the Board

A stockholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our Secretary, 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

Policy against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build; however, while ‘short sales’ are discouraged by the Company, the Company does not currently have a policy prohibiting such transactions. We plan to implement a policy prohibiting such transactions in the future.

Compensation Recovery

On October 26, 2023, the Board of Directors of the Company approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the Securities and Exchange Commission under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

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Code of Ethics

We have adopted a Code of Ethical Business Conduct (“Code of Ethics”) that applies to all of our directors, officers and employees. We intend to disclose any amendments to our Code of Ethics and any waivers with respect to our Code of Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions in a Current Report on Form 8-K.

There have been no waivers granted with respect to our Code of Ethics to any such officers or employees.

Whistleblower Protection Policy

The Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board.

Board Diversity Matrix

Beginning in 2024, we surveyed the Board and asked each director to self-identify their race/ethnicity, gender identity and LGBTQ+ identity. The results are presented below in the table below, which provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Proposed Rule 5605(f).

Board Diversity Matrix (As of May 16, 2024)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Under the phase-in transition rules, the Company is required to have, or provide an explanation why it does not have, (x) at least one diverse director by two years from the date of the initial listing of the Company’s common stock on the Nasdaq Capital Market (March 21, 2025), and (y) at least two diverse directors by December 31, 2026; however, as an issuer with a Board of five or fewer persons, and for so long as our Board remains with five or fewer members, we are only required to have one diverse director. Pursuant to applicable Nasdaq rules, because, as shown in the table above, as of May 6, 2024, we had one director who self-identifies as female, one director who self-identifies as Hispanic and one director who self-identities as Asian, we currently meet Nasdaq’s diversity objective of having at least one diverse director.

While we do not have a formal policy on diversity, our Board of Directors considers diversity to include the skill set, background, reputation, type and length of business experience of our board members as well as a particular nominee’s contributions to that mix. Our Board of Directors believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

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AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2023, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Alex P. Hamilton (Chair)

/s/ Lorraine D’Alessio

/s/ Dr. Kenny Myers

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

The following table sets forth information with respect to persons who are serving as executive officers of the Company as of May 6, 2024.

Name	Position	Age	Director Since
Jacob D. Cohen	Chairman and Chief Executive Officer	45	October 2021
Eugene M. Johnston	Chief Financial Officer	60	—
Amanda Hammer	Chief Operating Officer	38	—

Business Experience

The following is a brief description of the education and business experience of our executive officers.

Jacob D. Cohen – Chairman and Chief Executive Officer

Jacob Cohen is a serial entrepreneur, corporate finance and executive management professional with over 20 years of investment banking and capital markets experience having started and growing multiple companies in various industry sectors including marketing, advertising, healthcare, IT and financial services. Prior to founding the Company, Mr. Cohen was the co-founder and managing partner of several boutique investment bank and strategic advisory firms where he advised both early and later stage companies in raising capital in the form of debt and/or equity and in both private and public markets.

Prior to his experiences in investment banking, Mr. Cohen served as the Chief Financial Officer of The Renewed Group, Inc., a manufacturer, wholesaler and retailer of eco-friendly and sustainable apparel primarily made from recycled textiles and under the brand name REUSE JEANS from 2010 through the end of 2013. Further, Mr. Cohen served from 2008 through 2010 as Executive Vice President and Controller of Metiscan, Inc., a publicly-traded company, and as the President and Chief Executive Officer of one of its subsidiaries, Shoreline Employment Services, Inc. During his tenure at Metiscan, Mr. Cohen was instrumental in restructuring, reorganizing and operating the company and its five subsidiaries, and successfully raised over $8 million in equity financing for growth capital. Mr. Cohen also spearheaded the company’s financial audit process and managed its various filings with the SEC.

From 2007 through 2008, Mr. Cohen served as the Chief Operating Officer of Artfest International, which he assisted in taking public at the end of 2007. Throughout his career, Mr. Cohen was involved in starting many new ventures, including The AdvertEyes Network, a digital signage advertising company where he served as founder and CEO. Other positions include investment advisor and institutional equity research analyst for Solomon Advisors and Huberman Financial, securities broker-dealers, from 2003 through 2005, and investment banker for Allegiance Capital, a middle market investment bank specializing on mergers and acquisitions, from 2005-2007. Mr. Cohen holds a Bachelor of Arts in International Economics and Finance from Brandeis University in Waltham, Massachusetts.

Mr. Cohen has served as Chief Executive Officer of the Company since October 2021, as a director from October 2021 to present, and as Chairman from September 2022 to present. Mr. Cohen also currently serves as a director of American International Holdings Corp. (OTC:AMIH)(“American International”), a publicly-traded company which was the majority owner and parent to Epiq Scripts, LLC prior to February 15, 2023, and which is the former sole owner of the Company, having fully divested its ownership in June 2022. Mr. Cohen served as Chief Executive Officer and President of American International from April 2019 to March 2023. Cohen also serves as Chief Executive Officer of Ronin Equity Partners, Inc., a private investment company, which role he has held since August 2016. Mr. Cohen also serves the Chief Executive Officer of Cohen Enterprises, Inc., a private investment company, which position he has held since November 2013. Since February 15, 2023, Mr. Cohen has owned 51% of and controlled, Epiq Scripts. Mr. Cohen has served as the co-Manager of Epiq Scripts since January 2022.

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We believe that Mr. Cohen’s extensive background in investment banking, public company management and corporate finance makes him well qualified to serve on the Board of Directors.

Eugene M. Johnston – Chief Financial Officer

Mr. Johnston has served as Chief Financial Officer of the Company since October 2022. Since February 2015, Mr. Johnston has served as Audit Manager for Greentree Financial Group, Inc., an accounting and auditing firm. From August 1999 to September 2014, Mr. Johnston served as Chief Executive Officer of Peoplesway.com, Inc., a skincare and nutritional products company, and from August 1999 to present, Mr. Johnston has served as a member of the Board of Directors of Peoplesway.com, Inc. From January 1999 to July 1999, Mr. Johnston served as Chief Executive Officer of RMC Group, Inc., a skincare and nutritional products company. Prior to that, from April 1987 to January 1989, Mr. Johnston served as Vice President of Sales Administration at WeCare Distributors, Inc., a skincare and nutritional products company. Mr. Johnston received a Bachelor’s in Science in Business Administration from the University of North Carolina Charlotte.

Amanda Hammer – Chief Operating Officer

Mrs. Hammer has served as the Company’s Chief Operating Officer since May 2023 and as director of e-Commerce from October 2022 to May 2023. Prior to that, she served in various roles with D Magazine Partners, a media/publishing company, including Chief Operating Officer (December 2021 to September 2022); Audience Development and Digital Operations Director (July 2019 to November 2021); and Audience Development Director (August 2018 to June 2019). From February 2018 to July 2018, Mrs. Hammer served as a Sales Consultant with Liberty Mutual insurance. From October 2014 to October 2017, Mrs. Hammer served as Director of Membership and Product Development at McKissock LLC, a professional development / e-learning company. Prior to that, from August 2008 to September 2014, she served as Training and Membership Director at The Institute for Luxury Home Marketing, a real estate / professional association. Mrs. Hammer obtained dual Bachelor of Arts degrees (i) with a concentration in Graphic Design, and (ii) in Communication Studies, from the University of Iowa. She has also obtained a Negotiation and Leadership Certificate from Harvard Law School. She is a member of the Texas Women’s Foundation and the MetroTex Young Professionals Network.

Directors and Director Nominees

The following table sets forth information with respect to persons who are serving as directors of the Company as of May 6, 2024, each of whom is also a director nominee.

Name	Position	Age	Director Since
Jacob D. Cohen	Chairman and Chief Executive Officer	45	October 2021
Lorraine D’Alessio	Director	44	October 2022
Alex P. Hamilton	Director	51	October 2022
Dr. Kenny Myers	Director	57	October 2022

Business Experience

The following is a brief description of the education and business experience of our directors, each of whom is also a director nominee.

Jacob D. Cohen – Chairman and Chief Executive Officer (Director Nominee)

Mr. Cohen’s business experience is set forth above under “Executive Officers”.

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Lorraine D’Alessio – Director (Director Nominee)

Lorraine D’Alessio was elected as a director of the Company effective October 14, 2022. From January 2022 to March 2023, Ms. D’Alessio has served as a member of the Board of Directors and member of the Audit Committee of the Board of Directors of American International.

Since 2010, Ms. D’Alessio has served as CEO and Managing Partner at D’Alessio Law Group, PLC, a law firm in Beverly Hills, California which provides immigration and entertainment law services. In that capacity, she has provided counsel to entertainment agencies, unions, private companies, academic institutions, tech startups, entrepreneurs and enterprises including: Next Models, Food Network, SubPac, Pepperdine University, ACTRA, New York Film Academy, Plug and Play, Expert Dojo, and 500 Startups.

Ms. D’Alessio was named the 2017 Leader in Law by the Los Angeles Business Journal and is the recipient of the 2018 Enterprising Woman Award. Since 2016, Ms. D’Alessio has also served on the board of directors of Artists for Change, a non-profit organization which focuses on creating high impact film, television, and multimedia projects to inspire individuals, organizations, and communities to bring about positive social change.

From 2005 to 2007, Ms. D’Alessio served as a policy analyst and advisor for the government of Ontario, Canada.

Ms. D’Alessio received her Bachelor’s degree in International Relations from the University of Toronto in 2005, a Master’s of Public Policy in Public Policy Administration from Queen’s University, in Kingston, Ontario in 2006, and a Juris Doctorate degree from Southwestern Law School in Los Angeles, California in 2010.

The Board of Directors believes that Ms. D’Alessio is well qualified to serve on the Board of Directors because of her legal expertise and extensive knowledge of corporate governance and controls.

Alex P. Hamilton – Director (Director Nominee)

Alex P. Hamilton was elected as a director of the Company effective October 14, 2022.

In April 2016, Mr. Hamilton founded Hamilton Laundry, a boutique laundromat that serves high-end luxury commercial companies, and has served as its chief executive officer since then. He has also served as Chief Executive Officer of Hamilton Strategy Group, Inc., a consulting firm, since November 2014. Mr. Hamilton is also the Co-Founder of Donald Capital LLC, a FINRA registered investment banking firm, and has served as its president since May 2019. Since May 2021, Mr. Hamilton has served as a member of the Board of Directors, the Chairman of the Audit Committee and member of the Corporate Governance and Nominating Committee of Addentax Group Corp. (ATXG:Nasdaq), an integrated service provider focusing on garment manufacturing, logistics service, property management and subleasing, and epidemic prevention supplies. From February 2017 to July 2019, Mr. Hamilton served as Chief Financial Officer of Hemp Logic, Inc. From December 2018 to February 2019, Mr. Hamilton served as the Interim Chief Financial Officer of ChineseInvestors.com, Inc. From December 2020 to July 2021, Mr. Hamilton served as a non-executive Board Member, Chairman of the Audit Committee and Member of the Nominating and Compensation Committee of Meiwu Technology Co., LTD (WNW:Nasdaq). Mr. Hamilton, served as the Chief Financial Officer and Director of CBD Biotech, Inc. from November 2018 to February 2021. From January 2015 to May 2019, Mr. Hamilton served as Senior Managing Director of Consilium Global Research. From November 2013 to November 2014, Mr. Hamilton was the president of Kei Advisors. From November 2012 to November 2013, Mr. Hamilton served as Senior Director of FTI Consulting, a management consulting company. Prior to that, Mr. Hamilton served as managing director of Early Bird Capital (August 2010 to September 2012) and Jesup & Lamont (July 2007 to February 2010), and as a Vice President of The Benchmark Company (February 2006 to July 2007). Mr. Hamilton holds his Series 7, 24 and 63 licenses. Mr. Hamilton received a Batchelor’s Degree in Economics from Brandeis University in Waltham, Massachusetts.

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The Board of Directors believes that Mr. Hamilton is well qualified to serve on the Board of Directors because of his extensive business knowledge, public company experience and experience serving in various positions with investment management firms.

Dr. Kenny Myers – Director (Director Nominee)

Dr. Kenny Myers was elected as a director of the Company effective October 14, 2022. From January 2022 to March 2023, Dr. Myers has served as a member of the Board of Directors and Audit Committee of American International.

Since March 2020, Dr. Myers has served as VP of Business Development for Living Fit Nation, Inc., a corporate wellness provider which designs and implements customized employee health and wellness programs for corporations around the United States. From March 2012 to February 2020, Dr. Myers worked as VP of Business Development at One Health Medical Systems, LLC, an integrated health services provider, where he was responsible for overseeing the planning, development and execution of the organization’s marketing and advertising initiatives. From May 1998 to March 2012, Dr. Myers was CEO of Texas Physicians Network, a healthcare management company where he was responsible for the marketing and management of several urgent care centers, medical clinics and other related healthcare facilities.

Dr. Myers received his Bachelor of Science degree in Microbiology from Oklahoma University in 1989, and a Doctor of Chiropractic Degree from Parker University in Dallas, Texas in 1996.

The Board of Directors believes that Dr. Myers is well qualified to serve on the Board of Directors because of his background in the health services industry and his experience in business marketing and development.

Terms of Office of Officers and Directors

The term of office of our directors who are appointed as members of the Board at the Annual Meeting will expire at our next annual meeting of stockholders, subject to re-nomination and reappointment to the Board by our stockholders.

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our Bylaws as it deems appropriate. Our Bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board of Directors.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Executive Compensation Table

The following table sets forth information concerning the compensation of (i) all individuals serving as our principal executive officer or acting in a similar capacity for the years ended December 31, 2023 and 2022 (“PEO”), regardless of compensation level; (ii) our two most highly compensated executive officers other than the PEO who were serving as executive officers for the years ended December 31, 2023 and 2022, if any (subject to the limitations below); and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to (ii) but for the fact that the individual was not serving as an executive officer at December 31, 2023 or 2022 (collectively, the “Named Executive Officers”).

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Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)(2)		Total ($)
Jacob D. Cohen	2023	260,000	—	—		362,238	(9)	18,000	(10)	598,256
CEO and Chairman	2022	70,000	—	100,000		462,750	(4)	—		632,750

Jonathan Arango	2023	120,000	5,000	—		—		—		125,000
Former President, Secretary and Director(11)	2022	50,000	—	100,000		308,500	(5)	—		458,500

Eugene M. Johnston	2023	14,000	—	42,500	(6)	—		—		56,500
CFO(3)	2022	—	—	42,000	(7)	—		—		41,763

Amanda Hammer	2023	105,417	—	75,000	(8)	149,014	(8)	—		329,431
COO

(1)	In accordance with SEC rules, the amounts included in this column are the grant date fair value for awards granted in the fiscal years shown, computed in accordance with the stock-based compensation accounting rules that are a part of generally accepted accounting principles in effect in the United States (as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718), but excluding the effect of any estimated forfeitures of such awards. The values in this column reflect the full grant date fair value of all equity awards granted during the year, although the awards are subject to vesting periods based on continued employment.

(2)	Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

(3)	Mr. Johnston was appointed as Chief Financial Officer of the Company effective on October 1, 2022.

(4)	On August 31, 2022, in consideration for agreeing to an employment agreement with the Company, Mr. Cohen received a sign-on bonus of options to purchase 750,000 shares of common stock of the Company, with an exercise price of $1.10 per share, with options to purchase 250,000 shares vesting every 12 months that the agreement is in effect, beginning September 1, 2023. The options have a term of five years.

(5)	On August 31, 2022, in consideration for agreeing to an employment agreement with the Company, Mr. Arango received a sign-on bonus of options to purchase 500,000 shares of common stock of the Company, with an exercise price of $1.10 per share, with options to purchase 166,666 shares vesting every 12 months that the agreement is in effect, beginning September 1, 2023. The options had a term of five years, exercisable for three months following his termination of employment with the Company which occurred on March 28, 2024.

(6)	On October 3, 2023, in consideration for agreeing to a consulting agreement with the Company, Mr. Johnston received 50,000 shares of common stock of the Company. The shares were valued at $0.85 per share for a total of $42,500.

(7)	Effective on October 1, 2022, the Company granted Mr. Johnston 150,000 shares of the Company’s restricted stock which vest over a 6-month period at the rate of 25,000 shares per month with the first 25,000 shares vesting on November 1, 2022. All of the shares have been fully vested to date. The shares were valued at $0.28 per share for a total of $42,000.

(8)	On May 1, 2022, in consideration for agreeing to an employment agreement with the Company, Ms. Hammer received a sign-on bonus of 75,000 shares of common stock of the Company. The shares were valued at $1.00 per share for a total of $75,000. Additionally, Ms. Hammer received options to purchase 150,000 shares of common stock of the Company, with an exercise price of $1.10 per share, with options to purchase 50,000 shares vesting every 12 months that the agreement is in effect, beginning May 1, 2024. The options have a term of five years.

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(9)	On December 28, 2023, in consideration for services rendered for the Company, Mr. Cohen received options to purchase 1,250,000 shares of common stock of the Company, with an exercise price of $0.32 per share with all options being deemed vested as of the date of grant. The options have a term of five years.

(10)	Pursuant to Mr. Cohen’s employment agreement, Mr. Cohen is provided a car allowance of $1,500 per month for a total of $18,000.

(11)	Resigned as an officer and director of the Company on March 28, 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2023 concerning outstanding equity awards for the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards(3)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option Exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Jacob D. Cohen	250,000	500,000	(1)	$1.10	9/1/2027	—	$—
	1,250,000	—		0.32	12/28/2028	—	—

Jonathan Arango(4)	166,667	333,333	(2)	$1.10	9/1/2027	—	$—

Eugene M. Johnston	—	—		$—	—	—	$—

Amanda Hammer	—	150,000		$1.10	5/1/2033	—	$—

(1)	On August 31, 2022, in consideration for agreeing to an employment agreement with the Company, Mr. Cohen received a sign-on bonus of options to purchase 750,000 shares of common stock of the Company, with an exercise price of $1.10 per share, with options to purchase 250,000 shares vesting every 12 months that the agreement is in effect, beginning September 1, 2023. The options have a term of five years.

(2)	On August 31, 2022, in consideration for agreeing to an employment agreement with the Company, Mr. Arango received a sign-on bonus of options to purchase 500,000 shares of common stock of the Company, with an exercise price of $1.10 per share, with options to purchase 166,666 shares vesting every 12 months that the agreement is in effect, beginning September 1, 2023. The options have a term of five years.

(3)	Ms. Hammer was granted options to purchase 150,000 shares of common stock of the Company in May 2023, with an exercise price of $1.10 per share, with options to purchase 50,000 shares vesting every 12 months, subject to her continued employment.

(4)	Resigned an officer and director on March 28, 2024 and as such, all unvested options as of that date were forfeited.

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Recent Compensation Awards

On October 1, 2023, the Company executed a Summary of Terms and Conditions with Gene Johnston continuing his appointment as the Company’s Chief Financial Officer on a full-time basis for a term of 12 months. Pursuant to the agreement, the Company issued Johnston 50,000 shares of the Company’s common stock and agreed to pay him $2,000 per month. The shares were issued under, and subject to the terms of, the Company’s 2022 Equity Incentive Plan, as amended.

On May 1, 2023, the Company granted 150,000 options to purchase shares of common stock of the Company, under the 2022 Plan to Amanda Hammer, the Company’s COO, related to her employment agreement. The options have an exercise price of $1.10 per share, an original life of five years and vest at the annual renewal of their employment over three years. The options were issued under, and subject to the terms of, the Company’s 2022 Equity Incentive Plan, as amended.

Effective December 28, 2023, the Board of Directors, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of stock options to purchase 1,250,000 shares of the Company’s common stock to Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman, in consideration for services rendered to the Company. The options were granted under the Company’s 2022 Equity Incentive Plan, and the options had a term of five years, subject in all cases to the terms and conditions of the 2022 Plan, as amended, the award agreement entered into to evidence such grant, and Mr. Cohen’s continued service with the Company. The options vested in full upon grant. The options have an exercise price of $0.32 per share, 110% of the closing sales price of the Company’s common stock on the NASDAQ Capital market on December 28, 2023, the date the grant was approved.

Employment Agreements

Jacob D. Cohen, Chief Executive Officer

On August 31, 2022, we entered into an Executive Employment Agreement with Jacob D. Cohen. The agreement, which provides for Mr. Cohen to serve as our Chief Executive Officer, was effective September 1, 2022, and has a term extending through September 1, 2025, provided that the agreement automatically renews for additional one-year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement.

Pursuant to the terms of the agreement, Mr. Cohen’s annual compensation package currently includes (a) a base salary of $300,000 per year ($180,000 per year through May 1, 2023), subject to automatic annual increases of $60,000 each year the agreement is in place, and subject to further increases as determined in the sole discretion of the Compensation Committee or the Board of Directors, and (b) a bonus payment to be determined in the sole discretion of the Compensation Committee or the Board of Directors in an annual targeted amount of 200% of his base salary (the “Targeted Bonus”), subject to the compliance by Mr. Cohen with performance goals that may be established by the Compensation Committee or the Board of Directors from time to time, provided no goals have been established to date, and that in the absence of performance goals, the amount of such bonus would be wholly determined in the discretion of the Compensation Committee or the Board of Directors. Mr. Cohen is also paid an automobile allowance of $1,500 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans.

In consideration for agreeing to the terms of the agreement, Mr. Cohen received a sign-on bonus of options to purchase 750,000 shares of common stock of the Company, with an exercise price of $1.10 per share, with options to purchase 250,000 shares vesting every 12 months that the agreement is in effect. The options have a term of five years.

Mr. Cohen’s compensation under his employment agreement may be increased from time to time, by the Compensation Committee, or the Board of Directors (with the recommendation of the Compensation Committee), which increases do not require the entry into an amended employment agreement. Mr. Cohen may also receive bonuses from time to time, in the discretion of the Board and/or Compensation Committee in cash, stock, or options.

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The agreement prohibits Mr. Cohen from competing against us during the term of the agreement and for a period of 12 months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the 12 months preceding the date of the termination of the agreement. “Restricted Services” means the or men’s wellness services and any other services and any other services that we or our subsidiaries have provided or are researching, developing, performing and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Cohen has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” branded men’s wellness products sold to consumers via a telemedicine platform and any other product and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, selling and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Cohen obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

We may terminate Mr. Cohen’s employment (a) for “cause” which means (i) Mr. Cohen materially breaches any obligation, duty, covenant or agreement under the agreement, which breach is not cured or corrected within 30 days of written notice thereof from the Company (except for breaches of the assignment of inventions or confidentiality/non-solicitation and non-compete provisions of the agreement, which cannot be cured and for which the Company need not give any opportunity to cure); or (ii) Mr. Cohen commits any act of misappropriation of funds or embezzlement; or (iii) Mr. Cohen commits any act of fraud; or (iv) Mr. Cohen is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; and, in the case of any of the above offenses, such offense casts reasonable doubt on Mr. Cohen’s ability to perform his duties going forward; (b) in the event Mr. Cohen suffers a physical or mental disability which renders him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above, or (e) at any time without cause. The agreement also automatically terminates upon the death of Mr. Cohen.

Mr. Cohen may terminate his employment (a) for “good reason” if there is (i) a material diminution in his authority, duties, or responsibilities; (ii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom Mr. Cohen is required to report, including, if applicable, a requirement that Mr. Cohen report to an officer or employee of the Company rather than reporting to the Board; (iii) a material breach by the Company of the agreement, or (iv) a material diminution in Mr. Cohen’s base salary; provided, however, prior to any such termination by Mr. Cohen for “good reason,” Mr. Cohen must first advise us in writing (within 90 days of the occurrence of such event) and provide us 30 days to cure, after which in the event we do not cure the issue leading to such “good reason” notice, Mr. Cohen has 30 days to resign for “good reason”); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

If Mr. Cohen’s employment is terminated due to his death or disability, Mr. Cohen or his estate is entitled to a lump sum cash severance payment equal to the sum of (i) Mr. Cohen’s base salary accrued through the termination date; (ii) any unpaid cash bonus for the prior year that would have been paid had Mr. Cohen not been terminated prior to such payment; and (iii) Mr. Cohen’s Targeted Bonus for the year of termination multiplied by the number of days in such year preceding the termination date divided by 365. Additionally, and notwithstanding anything to the contrary in any equity agreement, any unvested stock options or equity compensation held by Mr. Cohen shall vest and shall be exercisable until the earlier of (x) ninety days from the date of termination and (y) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

If Mr. Cohen’s employment is terminated pursuant to Mr. Cohen without “good reason” or his non-renewal of the agreement, or by the Company with cause, Mr. Cohen is entitled to his base salary accrued through the termination date and no other benefits other than continuation of health insurance benefits on the terms and to the extent required by COBRA, or such other similar law or regulation as may be applicable to the Mr. Cohen or the Company with respect to the Mr. Cohen. Additionally, any unvested stock options or equity compensation held by Mr. Cohen shall immediately terminate and be forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) shall be subject to terms and conditions set forth in the applicable equity agreement, as such may describe the rights and obligations upon termination of employment of Mr. Cohen.

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If Mr. Cohen’s employment is terminated by Mr. Cohen for “good reason” or by the Company without “cause” or due to the Company’s non-renewal, (a) Mr. Cohen is entitled to his base salary accrued through the termination date and any unpaid cash bonus for the prior completed calendar year that would have been paid had Mr. Cohen not been terminated prior to such payment, plus a lump sum cash severance payment equal to the sum of (i) an amount equal to Mr. Cohen’s current annual base salary plus (ii) an amount equal to Mr. Cohen’s Targeted Bonus for the year containing the termination date (the “Severance Payment”); and (b) provided Mr. Cohen elects to receive continued health insurance coverage through COBRA, the Company will pay Mr. Cohen’s monthly COBRA contributions for health insurance coverage, as may be amended from time to time (less an amount equal to the premium contribution paid by active Company employees, if any) for 12 months following the termination date (the “Health Payment”); provided, however, that if at any time Mr. Cohen is covered by a substantially similar level of health insurance through subsequent employment or otherwise, the Company’s health benefit obligations shall immediately cease, and the Company shall have no further obligation to make the Health Payment. Additionally, and notwithstanding anything to the contrary in any equity agreement, any unvested stock options or equity compensation previously granted to the Mr. Cohen will vest immediately upon such termination and shall be exercisable by the Mr. Cohen until the earlier of (A) ninety days from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

As a condition to Mr. Cohen’s right to receive any Severance Payment, (a) Mr. Cohen must execute and deliver to the Company a written release in form and substance satisfactory to the Company, of any and all claims against the Company and all directors and officers of the Company with respect to all matters arising out of Mr. Cohen’s employment, or the termination thereof (other than claims for entitlements under the terms of the agreement or plans or programs of the Company in which Mr. Cohen has accrued a benefit); and (b) Mr. Cohen must not have breached any of his covenants and agreements under the Agreement relating to assignment of inventions and confidentiality, including the non-solicitation and non-compete provisions thereof, which shall continue following the Termination Date.

If a Change of Control (as defined below) occurs during the term of the agreement, or within six months after Mr. Cohen’s termination of employment by him for good reason or by the Company without cause or upon non-renewal, the Company is required to pay Mr. Cohen, within 60 days following the date of such Change of Control, a cash payment in a lump sum in an amount equal to (x) minus (y) where (x) equals 3.0 times the sum of (a) the current annual base salary of the Mr. Cohen; and (b) the amount of the most recent cash bonus paid to the Mr. Cohen (collectively (a) and (b), the “Change of Control Payment”) and (y) equals the amount of any severance payment actually paid to Mr. Cohen in connection with a non-Change of Control termination, as discussed above). In the event the Compensation Committee has not previously made a determination regarding cash bonus or the most recent cash bonus was zero, the “amount of the most recent cash bonus paid to the Mr. Cohen” is instead equal to “the targeted bonus for the year in which the Change in Control occurs.” Additionally, following a change of control termination, all outstanding stock options and other equity compensation held by Mr. Cohen are exercisable by the Mr. Cohen pursuant to the terms thereof until the earlier of (a) ninety (90) days from his termination date and (b) the latest date upon which such stock options and other equity compensation would have expired by their original terms under any circumstances; provided any equity awards outstanding prior to the entry into the Executive Employment Agreement continue to be governed by the terms set forth in such award agreements.

“Change of Control” for the purposes of the agreement means: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board of Directors; (b) a merger or consolidation of us whether or not approved by our Board of Directors, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors on September 1, 2022, except in the event that such slate of directors is proposed by a committee of the Board of Directors.

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The agreement contains standard assignment of inventions, indemnification and confidentiality provisions. Further, Mr. Cohen is subject to non-solicitation covenants during the term of the agreement.

Although Mr. Cohen will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for 12 months after his employment with us ends pursuant to the agreement. Accordingly, Mr. Cohen could be in a position to use industry experience gained while working with us to compete with us.

Jonathan Arango, Former President and Secretary

On August 31, 2022, we entered into an Executive Employment Agreement with Jonathan Arango. The agreement, which provided for Mr. Arango to serve as our President (which role he ceased serving in March 2024) and Chief Operating Officer (which role he ceased serving as in May 2023) and Secretary, was effective September 1, 2022, and had a term extending through September 1, 2025.

Pursuant to the terms of the agreement, Mr. Arango’s annual compensation package included (1) a base salary of $120,000 per year, subject to annual increases of $30,000, each year the agreement is in place, and subject to further increases as determined in the sole discretion of the Compensation Committee or the Board of Directors, and (2) a bonus payment to be determined in the sole discretion of the Compensation Committee or the Board of Directors in an annual targeted amount of 200% of his base salary, subject to the compliance by Mr. Arango with performance goals that may be established by the Compensation Committee or the Board of Directors from time to time, provided no goals have been established to date, and that in the absence of performance goals, the amount of such bonus would be wholly determined in the discretion of the Compensation Committee or the Board of Directors. Mr. Arango is also paid an automobile allowance of $1,000 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans.

Mr. Arango resigned as an officer and director of the Company on March 28, 2024.

Although Mr. Arango was prohibited from competing with us while he is employed with us, he will only be prohibited from competing for 12 months after his employment with us ends pursuant to the agreement. Accordingly, Mr. Arango could be in a position to use industry experience gained while working with us to compete with us.

Eugene M. Johnston, Chief Financial Officer

On October 1, 2022, the Company entered into an offer letter with Eugene M. Johnston (the “Offer Letter”). The Offer Letter provided for Mr. Johnston to serve as the full-time Chief Financial Officer of the Company, reporting to the Company’s Board of Directors and Chief Executive Officer, for a term of 12 months from October 1, 2022 to September 30, 2023. Pursuant to the Offer Letter, the Company agreed to grant Mr. Johnston 150,000 shares of the Company’s restricted stock which vested over a 6-month period at the rate of 25,000 shares per month with the first 25,000 shares vesting on November 1, 2022. Pursuant to the Offer Letter, Mr. Johnston is eligible to participate in any of the Company’s future sponsored benefit plans, including but not limited to, health insurance benefits, 401k, stock option or restricted stock grants, and other fringe benefits, once established, and no earlier than the first of the month following 105 days of Johnston’s start date. Mr. Johnston is also eligible to receive equity incentive grants or cash bonus awards as determined by the Company’s Board (or a committee of the Board) in their sole discretion from time to time. The shares were valued at $0.28 per share for a total of $41,763.

On October 1, 2023, the Company executed a Summary of Terms and Conditions with Mr. Johnston continuing his appointment as the Company’s Chief Financial Officer on a full-time basis for a term of 12 months, through October 1, 2024. Pursuant to the agreement, the Company issued Mr. Johnston 50,000 shares of the Company’s common stock and agreed to pay him $2,000 per month. The shares were issued under, and subject to the terms of, the Company’s 2022 Equity Incentive Plan.

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Amanda Hammer, Chief Operating Officer

On and effective on May 1, 2023, we entered into an Employment Agreement with Mrs. Amanda Hammer. The Employment Agreement provides for Mrs. Hammer to serve as Chief Operating Officer of the Company for an initial three-year term extending through May 1, 2026, provided that the agreement automatically renews for additional one-year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement.

The agreement provides for Mrs. Hammer to receive an annual salary of $150,000 per year (the “Base Salary”). The Employment Agreement also required the Company to grant Mrs. Hammer a sign-on bonus of (a) 75,000 shares of common stock of the Company, vested in full upon issuance, and (b) options to purchase an additional 150,000 shares of common stock of the Company, with an exercise price of the greater of (i) $1.10 per share; and (ii) the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the date the Employment Agreement and the grant is approved by the Board (which date was May 1, 2023), and which exercise price was $1.10 per share, with options to purchase 50,000 shares vesting every 12 months that the Employment Agreement is in effect, subject to the terms of the Company’s 2022 Equity Incentive Plan, as amended. The options are exercisable for a period of ten years and are documented by a separate option agreement entered into by the Company and Mrs. Hammer (the “Option Agreement”).

Pursuant to the terms of the Employment Agreement, Mrs. Hammer’s annual compensation package includes (1) a Base Salary (described above), subject to increases from time to time in the determination of the Compensation Committee of the Board (or the Board with the recommendation of the Compensation Committee), and (2) a discretionary bonus payment to be determined in the sole discretion of the Compensation Committee or the Board of Directors in the targeted amount of 100% of her Base Salary (the “Cash Bonus”). Mrs. Hammer is also eligible for discretionary equity bonuses and/or cash awards, from time to time in the discretion of the Compensation Committee and/or Board of Directors.

Mrs. Hammer’s compensation under her employment agreement may be increased from time to time, by the Compensation Committee, or the Board of Directors (with the recommendation of the Compensation Committee), which increases do not require the entry into an amended employment agreement.

The Employment Agreement prohibits Mrs. Hammer from competing against us during the term of the agreement and for a period of 12 months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the 12 months preceding the date of the termination of the agreement. “Restricted Products” means any product that the Company or any of its subsidiaries has provided or is developing, manufacturing, distributing, selling and/or providing at any time during the term of the Agreement, or which she obtained any trade secret or other confidential information about at any time during the term, or which she became aware of as a result of services rendered under the Employment Agreement. “Restricted Services” means any services that the Company or any of its subsidiaries has provided or is developing, performing and/or providing at any time during the term of the agreement, or which she obtained any trade secret or other confidential information about at any time during the term, or which she became aware of as a result of services rendered under the Employment Agreement. The non-compete requirements described in the paragraph above, as well as the restriction on Mrs. Hammer to refrain, for a period of 12 months from the termination date, from soliciting customers of the Company with whom Mrs. Hammer worked during the last year of Mrs. Hammer’s employment with the Company and from soliciting employees of the Company to leave the employment of the Company, are defined as the “Non-Compete Provisions”.

We may terminate Mrs. Hammer’s Employment Agreement (a) for “cause” which means (i) that Mrs. Hammer has materially breached any obligation, duty, covenant or agreement under the agreement, which breach is not cured or corrected within 30 days of written notice thereof from the Company (except for breaches of the assignment of inventions or confidentiality/non-solicitation and non-compete provisions of the agreement, which cannot be cured and for which the Company need not give any opportunity to cure); (ii) Mrs. Hammer commits any act of misappropriation of funds or embezzlement; (iii) Mrs. Hammer commits any act of fraud; or (iv) Mrs. Hammer is convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law; (b) in the event Mrs. Hammer suffers a physical or mental disability which renders him unable to perform her duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement also automatically terminates upon the death of Mrs. Hammer.

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Mrs. Hammer may terminate her employment (a) for “good reason” if there is (i) a material diminution in her authority, duties, or responsibilities; (ii) a material diminution in the authority, duties, or responsibilities or a requirement that Mrs. Hammer report to an officer or employee of the Company rather than reporting to the Board; (iii) a material breach by the Company of the agreement, or (iv) a material diminution in Mrs. Hammer’s Base Salary, in each case without her prior written consent; provided, however, prior to any such termination by Mrs. Hammer for “good reason,” Mrs. Hammer must first advise us in writing (within 30 days of the occurrence of such event) and provide us 30 days to cure (5 days in the event the event results to a reduction in her salary), after which in the event we do not cure the issue leading to such “good reason” notice, Mrs. Hammer has 30 days to resign for “good reason”); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

If Mrs. Hammer’s employment is terminated due to her death or disability, Mrs. Hammer or her estate is entitled to a lump sum cash severance payment equal to the sum of (i) Mrs. Hammer’s Base Salary accrued through the termination date; (ii) any unpaid Cash Bonus for the prior year that would have been paid had Mrs. Hammer not been terminated prior to such payment; and (iii) the pro rata amount of the current year’s targeted bonus, multiplied by the number of days in such year preceding the termination date divided by 365. Additionally, and notwithstanding anything to the contrary in any equity agreement, any unvested stock options or equity compensation held by Mrs. Hammer upon such termination shall vest and shall be exercisable until the earlier of (A) ninety days from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

If Mrs. Hammer’s employment is terminated by Mrs. Hammer without “good reason” or her non-renewal of the agreement, or by non-renewal by the Company, by the Company with cause or the Company’s non-renewal of the agreement, Mrs. Hammer is entitled to her Base Salary accrued through the termination date and no other benefits other than continuation of health insurance benefits on the terms and to the extent required by COBRA, or such other similar law or regulation as may be applicable to Mrs. Hammer or the Company with respect to Mrs. Hammer. Additionally, any unvested stock options or equity compensation held by Mrs. Hammer shall immediately terminate and be forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) shall be subject to terms and conditions set forth in the applicable equity agreement, as such may describe the rights and obligations upon termination of employment of Mrs. Hammer.

If Mrs. Hammer’s employment is terminated by Mrs. Hammer for “good reason”, or by the Company without “cause”, (a) Mrs. Hammer is entitled to her Base Salary accrued through the termination date and any unpaid Cash Bonus for the prior completed calendar year that would have been paid had Mrs. Hammer not been terminated prior to such payment, plus a lump sum cash severance payment equal to (x) the sum of (i) an amount equal to her current annual Base Salary; plus (ii) an amount equal to her targeted bonus for the year containing the termination date, multiplied by (y) a fraction, (A) the numerator of which shall equal the Severance Months (defined below), and (B) the denominator of which is 12 (the “Severance Payment”); and (b) provided Mrs. Hammer elects to receive continued health insurance coverage through COBRA, the Company will pay Mrs. Hammer’s monthly COBRA contributions for health insurance coverage, as may be amended from time to time (less an amount equal to the premium contribution paid by active Company employees, if any) for the Severance Months following the termination date (the “Health Payment”); provided, however, that if at any time Mrs. Hammer is covered by a substantially similar level of health insurance through subsequent employment or otherwise, the Company’s health benefit obligations shall immediately cease, and the Company shall have no further obligation to make the Health Payment. Additionally, and notwithstanding anything to the contrary in any equity agreement, any unvested stock options or equity compensation previously granted to Mrs. Hammer will vest immediately upon such termination and shall be exercisable by Mrs. Hammer until the earlier of (A) ninety (90) days from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances, provided that such provisions shall not affect any equity awards outstanding prior to the date of the Employment Agreement.

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As a condition to Mrs. Hammer’s right to receive any Severance Payment, (A) Mrs. Hammer must execute and deliver to the Company a written release in form and substance satisfactory to the Company, of any and all claims against the Company and all directors and officers of the Company with respect to all matters arising out of Mrs. Hammer’s employment, or the termination thereof (other than claims for entitlements under the terms of the agreement or plans or programs of the Company in which Mrs. Hammer has accrued a benefit), which must be effective by the 60th day following her termination date; and (B) Mrs. Hammer must not have breached any of her covenants and agreements under the Agreement relating to assignment of inventions and confidentiality, including the non-solicitation and non-compete provisions thereof, which shall continue following the termination date.

“Severance Months” means (a) three, in the event the period of time between the effective date and the termination date is less than one year; (b) six, in the event the period of time between the effective date and the termination date is one year or more, but less than two years; (c) nine, in the event the period of time between the effective date and the termination date is two years or more, but less than three years; and (d) twelve, in the event the period of time between the effective date and the termination date is more than three years.

The Employment Agreement also contains standard assignment of inventions, indemnification and confidentiality provisions. Further, Mrs. Hammer is subject to non-solicitation covenants during the term of the agreement.

Although Mrs. Hammer will be prohibited from competing with us while she is employed with us, she will only be prohibited from competing for twelve months after her employment with us ends pursuant to her employment agreement. Accordingly, Mrs. Hammer could be in a position to use industry experience gained while working with us to compete with us.

Potential Payments Upon Termination

As described in greater detail above, if Mr. Cohen’s or Ms. Hammer’s employment is terminated due to his/her death or disability, such executive or their estate is entitled to a lump sum cash severance payment equal to the sum of (i) such executive’s base salary accrued through the termination date; (ii) any unpaid cash bonus for the prior year that would have been paid had such executive not been terminated prior to such payment; and (iii) the current year’s targeted bonus, multiplied by the number of days in such year preceding the termination date divided by 365. Additionally, and notwithstanding anything to the contrary in any equity agreement, any unvested stock options or equity compensation held by the applicable executive upon such termination shall vest and shall be exercisable until the earlier of (A) ninety days from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

If Mr. Cohen’s or Ms. Hammer’s employment is terminated by the executive without “good reason” or his/her non-renewal of the agreement, or by non-renewal by the Company (Ms. Hammer only), by the Company with cause or the Company’s non-renewal of the agreement, the executive is entitled to their base salary accrued through the termination date and no other benefits other than continuation of health insurance benefits on the terms and to the extent required by COBRA, or such other similar law or regulation as may be applicable to the executive or the Company. Additionally, any unvested stock options or equity compensation held by the applicable executive shall immediately terminate and be forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) shall be subject to terms and conditions set forth in the applicable equity agreement, as such may describe the rights and obligations upon termination of employment of the executive.

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If Mr. Cohen’s or Ms. Hammer’s employment is terminated by the executive for “good reason”, or by the Company without “cause (or in Mr. Cohen’s case, the Company for non-renewal), (a) the executive is entitled to their base salary accrued through the termination date and any unpaid cash bonus for the prior completed calendar year that would have been paid had the executive not been terminated prior to such payment, plus a lump sum cash severance payment equal to (x) the sum of (i) an amount equal to the executive’s current annual base salary; plus (ii) an amount equal to Mr. Cohen’s targeted bonus for the year containing the termination date as to Mr. Cohen, and for Ms. Hammer, an amount equal to Ms. Hammer’s targeted bonus for the year containing the termination date multiplied by (y) a fraction, (A) the numerator of which shall equal the Severance Months (defined below), and (B) the denominator of which is 12; and (b) provided the executive elects to receive continued health insurance coverage through COBRA, the Company will pay the executive monthly COBRA contributions for health insurance coverage, as may be amended from time to time (less an amount equal to the premium contribution paid by active Company employees, if any) for 12 months (Mr. Cohen) or the Severance Months (Ms. Hammer), following the termination date; provided, however, that if at any time the executive is covered by a substantially similar level of health insurance through subsequent employment or otherwise, the Company’s health benefit obligations shall immediately cease, and the Company shall have no further obligation to make the Health Payment. Additionally, and notwithstanding anything to the contrary in any equity agreement, any unvested stock options or equity compensation previously granted to the applicable executive will vest immediately upon such termination and shall be exercisable by the executive until the earlier of (A) ninety (90) days from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

Separately, upon the occurrence of a Change of Control (as defined above), during the term of Mr. Cohen’s agreement, or within six months after Mr. Cohen’s termination of employment by him for good reason or by the Company without cause or upon non-renewal, the Company is required to pay Mr. Cohen, within 60 days following the date of such Change of Control, a cash payment in a lump sum in an amount equal to (x) minus (y) where (x) equals 3.0 times the sum of (a) the current annual base salary of the Mr. Cohen; and (b) the amount of the most recent cash bonus paid to the Mr. Cohen and (y) equals the amount of any severance payment actually paid to Mr. Cohen in connection with a non-Change of Control termination, as discussed above). Additionally, following a change of control termination, all outstanding stock options and other equity compensation held by Mr. Cohen are exercisable by the Mr. Cohen pursuant to the terms thereof until the earlier of (a) ninety (90) days from his termination date and (b) the latest date upon which such stock options and other equity compensation would have expired by their original terms under any circumstances; provided any equity awards outstanding prior to the entry into the Executive Employment Agreement continue to be governed by the terms set forth in such award agreements.

“Severance Months” means (a) three, in the event the period of time between the effective date and the termination date is less than one year; (b) six, in the event the period of time between the effective date and the termination date is one year or more, but less than two years; (c) nine, in the event the period of time between the effective date and the termination date is two years or more, but less than three years; and (d) twelve, in the event the period of time between the effective date and the termination date is more than three years.

Compensation of Directors

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2023. The compensation of our executive directors is included above under “Executive and Director Compensation—Summary Executive Compensation Table.”

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($) (1) (2)(3)	All Other Compensation ($)	Total ($)
Lorraine D’Alessio	$—	$—	$—	$—
Alex P. Hamilton	$—	$—	$—	$—
Dr. Kenny Myers	$—	$—	$—	$—

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

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(1)	In accordance with SEC rules, the amounts included in this column are the grant date fair value for awards granted in the fiscal years shown, computed in accordance with the stock-based compensation accounting rules that are a part of generally accepted accounting principles in effect in the United States (as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718), but excluding the effect of any estimated forfeitures of such awards. The values in this column reflect the full grant date fair value of all equity awards granted during the year, although the awards are subject to vesting periods based on continued employment.

(2)	No specific board compensation policy has been adopted to date; however, on October 14, 2022, we entered into offer letters with each of our three independent non-executive directors, Ms. D’Alessio, Mr. Hamilton and Dr. Meyers. Pursuant to the Offer Letters, each non-executive director agreed to serve as a member of our Board of Directors, and we agreed to grant each non-executive director 75,000 shares of restricted common stock (the “Director Shares”). The Director Shares were issued under the Company’s 2022 Equity Incentive Plan, as amended (the “Plan”), with the following vesting schedule: 1/3 of the Director Shares vested on October 14, 2022, and the remaining Director Shares vest annually in two increments on each of October 14, 2023 (vested) and 2024, subject to such directors continuing to provide services to the Company on such dates, and subject to the Restricted Stock Award agreements entered into in order to evidence such grants. The shares were valued at $0.28 per share for a total of $72,039.

(3)	The aggregate number of unvested shares of restricted common stock held by each non-employee director listed above as of December 31, 2023, was as follows:

Name	Unvested Restricted Stock Shares (#)
Lorraine D’Alessio	25,000
Alex P. Hamilton	25,000
Dr. Kenny Myers	25,000

No specific board compensation policy has been adopted to date, however, we expect that our non-executive directors will be granted equity compensation and paid cash, from time to time, for their services on the Board of Directors.

Key Man Insurance

Hold key man life insurance in the aggregate amount of $2,000,000 on the life of Jacob D. Cohen, the Chief Executive Officer of the Company.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 regarding the Company’s 2022 Equity Incentive Plan, as amended, under which equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding those in first column)
Equity compensation plans approved by the security holders (1)	2,650,000	$0.73	923,250
Equity compensation plans not approved by the security holders	—	—	—
Total	2,650,000	$0.73	518,250

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(1)	Represents options issuable upon grants previously made under the Company’s 2022 Equity Incentive Plan, as amended, which is discussed below.

2022 Equity Incentive Plan

On August 31, 2022, the Board of Directors and our majority stockholders adopted the Company’s 2022 Equity Incentive Plan , which was amended by the Board of Directors on February 26, 2024, subject to stockholder approval, and ratified by the stockholders on March 25, 2024 (as amended, the “2022 Plan”).

The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is currently the sum of (i) 10,000,000, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (x) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; and (y) 2,000,000 shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “evergreen” provision. Notwithstanding the foregoing, no more than a total of 26,000,000 shares of common stock (or awards) may be issued or granted under the 2022 Plan in aggregate, and no more than 26,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options. The total number of awards which may be issued under the 2022 Plan is currently 12,000,000.

All of our employees (including our affiliates), non-employee directors and consultants are eligible to participate in the 2022 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2022 Plan only to our employees (including our affiliates).

No awards are issuable by the Company under the 2022 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000, or $1,000,000 in the first year such non-employee director is appointed to the Board, or in the case of any non-employee chairperson of the Board, in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

Our Board of Directors has the authority to amend, suspend, or terminate our 2022 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopted our 2022 Plan. No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

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As of the date of this Report, an aggregate of 8,441,667 shares are available for awards under the 2022 Plan, which allows for an aggregate of 12,000,000 total awards thereunder.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, which information is incorporated by reference where applicable in this “Certain Relationships and Related Transactions, and Director Independence” section, the following sets forth a summary of all transactions since January 1, 2022, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at December 31, 2023 or 2022, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest (other than compensation described above under “Executive and Director Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Related Party Transactions

Issuances and Sales of Securities

On April 6, 2022, the Company issued 1,000,000 shares of restricted common stock each to Mr. Cohen (the Company’s Chairman, Chief Executive Officer, Director and majority stockholder) and Mr. Jonathan Arango (the Company’s then President, then Chief Operating Officer, then Secretary, then Director and greater than 5% stockholder), in consideration for services rendered as the Chief Executive Officer and President and then Chief Operating Officer, respectively, of the Company. The shares were valued at $0.10 per share or a total of $100,000.

On June 22, 2022, the Company issued 250,000 shares of restricted common stock to The Loev Law Firm, PC, in consideration for legal services to be rendered, which vested upon issuance. David M. Loev, the Managing Partner, President and sole owner of The Loev Law Firm, PC, is the brother-in-law of Jacob D. Cohen, our Chairman and Chief Executive Officer. These shares were valued at $0.10 per share or a total of $25,000.

On June 16, 2022, American International entered into and closed the transactions contemplated by a Stock Purchase Agreement (the “SPA”), with Cohen Enterprises, Inc. (“Cohen Enterprises”), which entity is owned by Jacob D. Cohen, the Chairman and Chief Executive Officer of the Company, who is also the majority stockholder of the Company. Pursuant to the SPA, American International sold 8,000,000 shares of the outstanding common stock of the Company which represented 80% of the then outstanding shares of common stock of the Company, to Cohen Enterprises in consideration for $90,000, which was approximately the same amount that had been advanced to the Company from American International through the date of the SPA ($89,200). Cohen Enterprises also acquired the right to be repaid the $89,200 advanced from American International to the Company, from the Company, pursuant to the terms of the SPA. As a result of the closing of the SPA, Cohen Enterprises increased its ownership of the Company to 90% (with the remaining 10% of the Company then being owned by Mr. Arango, as discussed above), and American International completely divested its interest in the Company.

In June 2022, Cohen Enterprises sold an aggregate of 600,000 shares of our restricted common stock to third parties for $0.10 per share or $60,000 in aggregate and 40,000 shares of our restricted common stock to a third party for $0.25 per share or $10,000 in aggregate. The shares were sold in private transactions to accredited investors.

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On June 30, 2022, Cohen Enterprises gifted 360,000 restricted shares of common stock to Isaak Cohen, the father of Jacob D. Cohen. These shares were valued at $0.10 per share or $36,000.

On August 31, 2022, in consideration for agreeing to an employment agreement with the Company, Mr. Cohen received a sign-on bonus of options to purchase 750,000 shares of common stock of the Company, with an exercise price of $1.10 per share, with options to purchase 250,000 shares vesting every 12 months that the agreement is in effect, beginning September 1, 2023. The options have a term of five years. The fair value of the 750,000 options on the grant date was $462,750 and as of December 31, 2022, the Company recognized $51,417 as stock-based compensation.

On August 31, 2022, in consideration for agreeing to an employment agreement with the Company, Mr. Arango received a sign-on bonus of options to purchase 500,000 shares of common stock of the Company, with an exercise price of $1.10 per share, with options to purchase 166,666 shares vesting every 12 months that the agreement is in effect, beginning September 1, 2023. The options have a term of five years. The fair value of the 500,000 options on the grant date was $308,500 and as of December 31, 2022, the Company recognized $30,850 as stock-based compensation.

On October 1, 2022, the Company agreed to grant Eugene M. Johnston, its Chief Financial Officer, 150,000 shares of the Company’s restricted stock which vest over a 6-month period at the rate of 25,000 shares per month with the first 25,000 shares vesting on November 1, 2022. The shares were valued at $0.28 per share for a total of $41,763.

On October 14, 2022, the Company issued 75,000 restricted shares of common stock to each of its three independent directors, which shares vested 1/3 on October 14, 2022, with the remaining shares vesting in one-third increments on each of October 14, 2023 and 2024, subject to such directors continuing to provide services to the Company on such dates, and subject to the Restricted Stock Award agreements entered into in order to evidence such grants. These shares were valued at $0.28 per share or a total of $20,881.

On October 14, 2022, the Company issued its Project Manager, Joan Arango, 25,000 shares of restricted common stock under the Plan. The shares were issued to Ms. Arango as a bonus for services rendered to date. Ms. Arango is the sister of the Company’s then President and then Chief Operating Officer, then Secretary and then Director, Jonathan Arango. The shares were valued at $0.28 per share for a total of $7,204.

Effective May 1, 2023, the Board of Directors of the Company, with Mr. Cohen abstaining, with the recommendation of the Compensation Committee of the Board of Directors of the Company, approved an increase in the annual salary of Mr. Jacob Cohen, the Chief Executive Officer and Chairman of the Company, from $180,000 to $300,000 per year.

On and effective on May 1, 2023, the Company entered into an Employment Agreement with Mrs. Amanda Hammer. The Employment Agreement provides for Mrs. Hammer to serve as Chief Operating Officer of the Company for an initial three-year term extending through May 1, 2026, provided that the agreement automatically renews for additional one-year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement. The agreement provides for Mrs. Hammer to receive an annual salary of $150,000 per year. The Employment Agreement also required the Company to grant Mrs. Hammer a sign-on bonus of (a) 75,000 restricted shares of common stock of the Company, vested in full upon issuance, and (b) options to purchase an additional 150,000 shares of common stock of the Company, under the Company’s 2022 Equity Incentive Plan, as amended, with an exercise price of the greater of (i) $1.10 per share; and (ii) the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the date the Employment Agreement and the grant is approved by the Board (which date was May 1, 2023), and which exercise price was $1.00 per share, with options to purchase 50,000 shares vesting every twelve months that the Employment Agreement is in effect, subject to the terms of the 2022 Plan. The options are exercisable for a period of ten years and are documented by a separate option agreement entered into by the Company and Mrs. Hammer.

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On October 1, 2023, the Company executed a Summary of Terms and Conditions with Gene Johnston continuing his appointment as the Company’s Chief Financial Officer on a full-time basis for a term of 12 months. Pursuant to the agreement, the Company issued Mr. Johnston 50,000 shares of the Company’s common stock and agreed to pay him $2,000 per month. The shares were issued under, and subject to the terms of, the Company’s 2022 Equity Incentive Plan, as amended.

Effective December 28, 2023, the Board of Directors, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of stock options to purchase 1,250,000 shares of the Company’s common stock to Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman, in consideration for services rendered to the Company. The options were granted under the Company’s 2022 Equity Incentive Plan, as amended, and the options had a term of five years, subject in all cases to the terms and conditions of the 2022 Plan, the award agreement entered into to evidence such grant, and Mr. Cohen’s continued service with the Company. The options vested in full upon grant. The options have an exercise price of $0.32 per share, 110% of the closing sales price of the Company’s common stock on the Nasdaq Capital market on December 28, 2023, the date the grant was approved.

Related Party Agreements

On September 1, 2022, and effective on August 30, 2022, we entered into a Master Services Agreement with Epiq Scripts, LLC (“Epiq Scripts”), which at the time was 51%-owned by American International. Mr. Cohen, our Chairman and Chief Executive Officer, served as the Chief Executive Officer and a director of, and had voting control over, American International at the time of the entry into the Master Services Agreement, and currently serves on the Board of Directors of American International. The Company was wholly-owned by American International until June 16, 2022, when control of the Company was sold to Cohen Enterprises, which is owned by Mr. Cohen. Epiq Scripts was formed in January 2022, and only began compounding drugs for patients in November 2022. On February 15, 2023, the 51% of Epiq Scripts then owned by American International was transferred to Mr. Cohen as part of an exchange transaction, whereby Mr. Cohen agreed to cancel his preferred stock of American International, which provided him voting control over American International, in exchange for among other assets, American International’s ownership of Epiq Scripts. As a result, Epiq Scripts is currently 51% owned by Mr. Cohen, our Chairman and Chief Executive Officer. Additionally, Mr. Cohen has served as the co-Manager of Eqiq Scripts since January 2022.

Pursuant to the Master Services Agreement and a related statement of work (“SOW”), Epiq Scripts agreed to provide pharmacy and related services to the Company, the Company agreed to exclusively use Epiq Scripts as the provider of the Services (defined below) during the term of the agreement, so long as Epiq Scripts complies with the terms of the Master Services Agreement. The agreement also includes a 30 day right of first refusal for Epiq Scripts to provide pharmacy services for any new product that Mango may introduce during the term of the agreement.

Pursuant to the SOW, Epiq Scripts agreed to provide for the online fulfillment, specialty compounding, packaging, shipping, dispensing and distribution (collectively, the “Services”) of products sold exclusively via our website that may be prescribed as part of a telehealth consultation on our platform. Epiq Scripts also agreed to provide mail service pharmacy services to us on an exclusive basis during the term of the SOW.

We agreed to provide Epiq Scripts with all custom packaging materials, including but not limited to, individual sachet and/or blister packaging materials, outer box packaging, and any custom inserts and/or marketing information to accompany the prescription shipment, if any and to provide Epiq Scripts with quarterly sales forecasts to ensure Epiq Scripts has enough packaging materials on hand to cover a 90 day period. We agreed to pay for all direct shipping, delivery and related courier costs and to provide Epiq Scripts with direct access to any online accounts to access and generate shipping labels for the fulfillment and delivery of our products.

The SOW has a term through December 31, 2025, automatically renewable thereafter for successive one-year terms unless either party terminates the agreement at least 90 days before renewal thereof and the SOW is subject to the same termination rights of the parties as set forth in the Master Services Agreement (discussed below).

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Pursuant to the SOW, we agreed to pay Epiq Scripts certain fixed rate fees for prescription fulfillment, processing and packaging (per prescription) and drug compounding (per pill), provided the per pill rate is reduced upon us exceeding 3,500 product packages per month.

Under the Master Services Agreement, we are solely responsible for billing and collecting funds from our customers and Epiq Scripts is paid out of funds that we actually collect.

The Master Services Agreement has a term of five years, automatically renewable to additional one-year terms thereafter unless either party provides the other notice of termination at least 90 days prior to the date of automatic renewal. The Master Services Agreement can be terminated (i) upon breach of the agreement by the other party, subject to a 90-day cure right, (ii) if a party enters into bankruptcy or fails to pay its debts as they become due, or (iii) if Epiq Scripts becomes unable to perform the services covered by the Master Services Agreement and any statements of work associated therewith.

Payments under the Master Services Agreement are due within 15 days after the end of each month during which collections are received. The Master Services Agreement contains customary confidentiality obligations, record retention provisions, audit rights, and representations and warranties of the parties. Each party to the Master Services Agreement agreed to indemnify, defend, and hold harmless the other and the other party’s officers, directors, shareholders, employees, and agents from and against any and all nonparty claims, or actions for damages, liabilities (including strict liability), penalties, costs and expenses (including reasonable legal fees, expenses and costs) to the proportionate extent caused by (1) the negligence or willful misconduct of the indemnitor or any of its employees or agents in connection with the performance of the agreement, or (2) any breach of any representation, warranty or covenant under the agreement by the indemnitor or any of its employees or agents. Additionally, the parties agreed that neither party will be liable to the other for special, incidental, or exemplary damages, subject to certain limited exceptions. The Master Services Agreement does not address product liability claims or assign any rights of indemnification or contribution in connection therewith.

We paid Epiq Scripts a total of $60,000 upon our entry into the Master Services Agreement, comprising $45,000 as a one-time non-refundable technology systems setup and implementation fee and $15,000 as an upfront retainer to be credited towards the future provision of pharmacy and related services as outlined and detailed in the Master Services Agreement and SOW, of which $11,745 remained outstanding as of December 31, 2022 and $60,953 remained outstanding as of December 31, 2023. All costs related to the pharmacy services provided by Epiq Scripts are listed as related party costs of revenues on our statement of operations.

Epiq Scripts has filed with the Utilization Review Accreditation Commission (“URAC”) to obtain its pharmacy accreditation and obtained its first state license in the State of Texas in February 2022. Epiq Scripts has State Board of Pharmacy (or its equivalent) licenses to operate in the District of Columbia and the following 47 states: Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, and Wyoming and plans to eventually obtain licenses in all 50 states by the end of the second quarter 2024, with some state licenses easier to obtain and quicker to obtain than others.

As a result of the above, Epiq Scripts can currently only provide the Services to the Company in the District of Columbia and 47 states described above, and the Company will be unable to sell its products to any customers in any states other than those named above, until Epiq Scripts is able to obtain licenses in other states and will thereafter be limited to selling products to customers only in the states in which Epiq Scripts holds a license.

On September 15, 2023, we entered into a Consulting Agreement (the “Consulting Agreement”) with Epiq Scripts. Pursuant to the Consulting Agreement, Epiq Scripts agreed to provide pharmacy consulting services in connection with the Company’s global expansion efforts, and as reasonably requested by the Company, during the term of the agreement, which is for five years, unless otherwise earlier terminated (a) due to breach of the agreement by either party and the failure to cure such breach 30 days after written notice thereof; (b) the mutual agreement of the parties; or (c) the date that Epiq Scripts provides the Company written notice of termination, which may be at any time and for any reason.

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In consideration for agreeing to provide the services under the agreement, the Company agreed to pay Epiq Scripts (1) a one-time payment of $65,000, payable within ten days of the entry into the agreement, which was timely paid; and (2) a set fee, payable for each prescription drug pill sold by the Company for cash, to the extent such pill must be prescribed by a medical doctor, or sold through retail pharmacies over the counter, in jurisdictions where a doctor’s prescription is not required for the sale of such drugs, and sold in a Territory (defined below), which consideration per pill decreases each year that the agreement is in effect, and is only payable for the first five years of the agreement.

The Consulting Agreement further provides that no payments are due for the sale of any prescription pills until the First Sale.

Under the Consulting Agreement, (a) “Territory” means worldwide, except for the United States, including its territories and possessions and the District of Columbia; and (b) “First Sale” means the date that the first commercial sale of prescription pills occurs in the Territory.

Future payments are also required to be offset equitably for any prescription pill sold which is later refunded, charged back, returned, or reimbursed to a purchaser.

The agreement includes customary representations of the parties, confidentiality and non-solicitation provisions, rights of Epiq Scripts to audit the sales of prescription pills, subject to certain limitations and requirements, and the requirement that the Company reimburse certain expenses of Epiq Scripts, subject to certain limitations and pre-approvals.

On September 15, 2023, we entered into a First Addendum to Master Services Agreement (“MSA”) with Epiq Scripts (the “First Amendment”).

Pursuant to the First Amendment, the parties agreed to amend the MSA to include certain Right of first negotiation rights and right of first refusal rights (each as discussed below). Additionally, the First Amendment provides for certain rights to Epiq Scripts in the event that the Company seeks to obtain pharmaceutical services in connection with certain Company products (collectively, “Pharmaceutical Services”) in jurisdictions other than the United States, including, without limitation, Mexico and the United Kingdom, where Epiq Scripts does not currently maintain licenses or permits (“Future Jurisdictions”, which shall also include, to the extent applicable, any state in the United States in which Epiq Scripts does not then hold required permits or licenses for the provision of the Pharmaceutical Services) and/or to terminate Epiq Scripts’ rights to provide exclusive Pharmaceutical Services in any current state of the United States or Future Jurisdiction where Epiq Scripts may then be providing Pharmaceutical Services to the Company (each a “Current Jurisdiction”).

Specifically, the parties agreed in the First Amendment that should the Company decide to transfer any services provided by Epiq Scripts in a Current Jurisdiction to another pharmaceutical service provider (“Transferred Services”), the Company will be required to pay Epiq Scripts a fee of 1% of the total gross sales of all Prescription Products (defined below) by the Company resulting from the Transferred Services in the Current Jurisdiction, for a period of the lesser of (a) five (5) years from the date the Company transferred the Transferred Services; and (b) through the end of the term of the MSA (including where applicable, any renewal term)(the “Non-Use Fee”). The Non-Use Fee is payable monthly in arrears, for calendar quarters, by the 15th day following the end of each calendar quarter. “Prescription Products” means Products (as defined in the MSA) sold by the Company which must be prescribed by a medical doctor.

Notwithstanding the above, the Non-Use Fee shall not apply, and the Company shall not be obligated to pay any Non-Use Fee (a) in the event that the Transferred Services are provided directly by the Company or a majority-owned subsidiary of the Company; (b) in the event the Company decides to enter into an agreement with another pharmaceutical service provider to provide Pharmaceutical Services in a Future Jurisdiction; or (c) in connection with any services provided by any parties in any Future Jurisdictions.

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The First Amendment also provides that until the fifth anniversary of the First Amendment, the Company shall notify Epiq Scripts in writing of any plans to (a) expand its need for pharmacy services outside of those contemplated by the MSA; (b) expand its need for pharmacy services into a new jurisdiction which Epiq Scripts does not then operate in (including, but not limited to new countries); or (c) begin providing pharmacy services internally (either through organic growth or acquisition). Thereafter Epiq Scripts has the right to provide the Company written notice of its intention to provide such services (as described in (a) or (b) above, whereafter the Company is required to discuss and negotiate such services in good faith with Epiq Scripts for a period of not less than 15 days). Otherwise, in the event of the occurrence of an event discussed in (c) above, the Company is required to discuss the possibility of Epiq Scripts either co-operating the pharmacy or providing management services to the Company in good faith for 15 days. In the event after such 15 day period, the Company and Epiq Scripts cannot come to a mutually agreeable agreement, the Company is under no further obligation regarding the matter set forth in the notice provided to Epiq Scripts.

Finally, the First Amendment includes a requirement whereby if Epiq Scripts receives notice of any proposed fundamental transaction involving Epiq Scripts or its assets, including any agreement, arrangement, offer or proposal (including a letter of intent, term sheet, form of definitive agreement or definitive agreement) for an asset sale or acquisition, merger, acquisition or sale of securities, or redemption or repurchase of securities, Epiq Scripts must provide the Company notice of such offer within three days, after which receipt the Company will have the right of first refusal for 30 days to become the purchaser in connection with the notified transaction, on the terms, and subject to the conditions, set forth in such notified offer and pursuant to the conditions of the First Amendment.

On August 31, 2022, Mr. Peter “Casey” Jensen, who was then a member of the Board of Directors of American International, purchased 25,000 units in our private placement, including 25,000 shares of common stock and warrants to purchase 25,000 shares of common stock with an exercise price of $1.00 per share, for $25,000.

On September 6, 2022, we entered into a Consulting Agreement with PHX Global, LLC (“PHX”), which is owned by Peter “Casey” Jensen, who was a member of the Board of Directors of American International. Pursuant to the Consulting Agreement, PHX agreed to provide consulting and general business advisory services as reasonably requested by the Company during the term of the agreement, which was for 12 months , unless otherwise earlier terminated due to breach of the agreement by either party, and the failure to cure such breach 30 days after written notice thereof. In consideration for agreeing to provide the services under the agreement, the Company issued PHX 50,000 shares of restricted common stock.

On January 24, 2023, we entered into Consulting Agreements with four consultants to the Company: (1) Sultan Haroon; (2) John Helfrich; (3) Justin Baker; and (4) Maja Matthews, each of whom is also an employee of Epiq Scripts. Pursuant to the Consulting Agreements, the Consultants agreed to provide us services related to the research, development, packaging and marketing for additional pharmaceutical and other over-the-counter related products during the term of the agreement, which each have a term of 18 months unless otherwise earlier terminated due to breach of the agreement by either party and the failure to cure such breach 30 days after written notice thereof. In consideration for agreeing to provide the services under the agreement, the Company issued an aggregate of 350,000 shares of common stock to the consultants as follows: (1) Sultan Haroon 150,000 shares of restricted common stock; (2) John Helfrich 25,000 shares of restricted common stock; (3) Justin Baker 25,000 shares of restricted common stock; and (4) Maja Matthews 150,000 shares of restricted common stock. The shares issued to Haroon and Matthews vest at the rate of 50,000 shares upon entry into the agreement, 50,000 shares upon the Company’s successful launch of a new product category, and 50,000 shares upon the Company’s successful launch of a second and additional new product category, in each case prior to the 18-month anniversary of the applicable agreement, all of which shares have vested to date The shares issued to Helfrich and Baker vest at the rate of 10,000 shares upon entry into the agreement, 7,500 shares upon the Company’s successful launch of a new product category, and 7,500 shares upon the Company’s successful launch of a second and additional new product category, in each case prior to the 18-month anniversary of the applicable agreement. Any shares not vested by the eighteen-month anniversary of the applicable agreement are forfeited. The agreement contains customary confidentiality and non-solicitation provisions. The shares were valued at $1.00 per share for a total of $350,000.

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On February 15, 2023, the 51% of Epiq Scripts then owned by American International was transferred to Mr. Cohen as part of an exchange transaction, whereby Mr. Cohen agreed to cancel his preferred stock of American International, which provided him voting control over American International, in exchange for among other assets, American International’s ownership of Epiq Scripts. As a result, Epiq Scripts is currently 51% owned by Mr. Cohen, our Chairman and Chief Executive Officer. Mr. Cohen has served as the co-Manager of Epiq Scripts since January 2022.

Related Party Loans and Advances

On December 10, 2021 and March 18, 2022, the Company received advances of $39,200 and $50,000, respectively, for a total of $89,200 from its previous majority stockholder, American International, in order to cover various general and administrative expenses. The amount owed to American International was $39,200 as of December 31, 2021. Imputed interest equal to 8% per annum, or $181, was recorded against the related party advance as of December 31, 2021. Other than the imputed interest discussed above, the advances bear no interest and are due on demand upon the Company’s ability to repay the advances from either future revenues or investment proceeds. Pursuant to the terms of the June 16, 2022, Securities Purchase Agreement discussed above, on June 16, 2022, Cohen Enterprises also acquired the right to be repaid the $89,200 advanced from American International to the Company. As of December 31, 2022, the total unpaid amount of the advance totaled $89,200 and as of September 31, 2023, the amount had been repaid in full.

On June 29, 2022, the Company received an advance of $25,000 from Cohen Enterprises in order to cover various general and administrative expenses. The Company repaid Cohen Enterprises $25,000 on August 18, 2022, bringing the total amount owed to Cohen Enterprises to $89,200 as of December 31, 2022. The Company paid Cohen Enterprises $89,200 on April 4, 2023, bringing the total amount owed to Cohen Enterprises to $0 as of December 31, 2023. The Company further recorded a credit of $6,473 towards imputed interest, as other income (previously calculated at a rate of 8% per annum) against the related party advances for the year ended December 31, 2023.

On December 10, 2021, the Company received an advance of $70 from ZipDoctor, Inc., a wholly owned subsidiary of its then sole stockholder, American International, which was used to open and establish the Company’s bank account. The advance bears no interest and is due on demand upon the Company’s ability to repay the advance from either future revenues or investment proceeds. The amount owed to ZipDoctor was $70 as of December 31, 2021. Imputed interest equal to 8% per annum, or $0, was recorded against the related party advance as of December 31, 2021. The amount was paid in full on May 24, 2022 and the amount owed to ZipDoctor was $0 as of December 31, 2022.

The Company’s Chairman and Chief Executive Officer, Jacob D. Cohen, has made his personal credit card available for purchases on behalf of the Company to cover various general and administrative expenses. Mr. Cohen has been repaid a total of $746,581 as of the date of this Report for Company purchases made on his personal credit card.

On November 18, 2022, the Company entered into a Secured Installment Promissory Note with a vendor for the purchase of equipment in the amount of $78,260. The note bears no interest unless an event of default occurs, and then it bears interest at the rate of 10% per annum until paid in full. The Note Payable was payable in installments, requiring payments of $5,000 on each of January 1, 2023, February 1, 2023, and March 1, 2023, with a $31,630 payment due on April 1, 2023 and a final payment due on May 1, 2023. The January 1 and March 1, 2023 payments were timely made and on March 23, 2023, the Company elected to pay off the remaining balance of $63,260. The outstanding balance on December 31, 2022 was $78,260 and as of December 31, 2023, was $0. The outstanding balance on December 31, 2022 was $78,260 and on December 31, 2023, was $0.

On March 1, 2024, the Company borrowed $37,500 from Ronin Equity Partners, Inc., which is owned and controlled by Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman. The amount borrowed is payable on demand and does not accrue interest.

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On March 18, 2024, the Company borrowed $50,000 from Cohen Enterprises, Inc., which is owned and controlled by Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman. The amount borrowed is payable on demand and does not accrue interest.

On April 1, 2024, the Company borrowed $100,000 from Cohen Enterprises, Inc., which is owned and controlled by Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman. The amount borrowed is payable on demand and does not accrue interest.

Review, Approval and Ratification of Related Party Transactions

Our Audit Committee is tasked with reviewing related party transactions to determine whether such transactions are fair to the Company and its stockholders. The Audit Committee of the Board of Directors of the Company will also review and approve any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review and will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the Board of Directors in place of the Committee.

In addition, our Code of Business Conduct and Ethics (described above under “Corporate Governance—Code of Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on representations by certain of our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all filings required to be made under Section 16(a) during the twelve months ending December 31, 2023 were timely made, except that Jacob D. Cohen, our Chief Executive Officer and Chairman failed to timely file one Form 4 and as a result three transactions were not timely reported and Amanda Hammer, the Company’s Chief Operating Officer, failed to timely file on Form 4 and as a result two transactions were not timely reported.

PROPOSAL 1
ELECTION OF DIRECTORS

General

At the annual meeting, four directors are to be elected for a one-year term, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Jacob D. Cohen, Lorraine D’Alessio, Alex P. Hamilton and Dr. Kenny Myers, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

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The Company’s Nominating and Corporate Governance Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

What Vote Is Required To Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “withhold authority” and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at four. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

Board Recommendation

The Board recommends that you vote “FOR ALL” Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE FOUR NOMINEES.

PROPOSAL 2
SPA NASDAQ PROPOSAL

General

We are asking stockholders to approve the issuance of shares of our common stock upon the conversion of shares of Series B Convertible Preferred Stock and upon the exercise of certain warrants in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

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Securities Purchase Agreement

Effective on April 5, 2024 (the “Initial Closing Date”), the Company agreed to definitive terms on a Securities Purchase Agreement dated April 4, 2024 (the “SPA”), with an institutional accredited investor (the “Purchaser”), pursuant to which the Company agreed to sell to the Purchaser, and the Purchaser agreed to purchase from the Company, 1,500 shares of newly designated Series B Convertible Preferred Stock (“Series B Preferred Stock”) of the Company for $1,650,000, and warrants (the “Warrants”, and the shares of common stock issuable upon exercise thereof, the “Warrant Shares”), to purchase up to 3,300,000 shares of common stock, par value $0.0001 per share of the Company, for an aggregate purchase price of $1,500,000.

Pursuant to the SPA, the sale of the Series B Preferred Stock and Warrants is to take place over up to three closings as follows:

	Initial Stated Value of Preferred Stock to be issued by installment	Warrants to be issued	Closing Date	Aggregate Purchase Price
Initial Closing	$550,000	3,300,000	Initial Closing Date	$500,000
Second Closing	$275,000		The earlier of (a) the date mutually approved by the Company and the Purchaser; and (b) three business days after the Stockholder Approval and Effectiveness (defined below)	$250,000
Third Closing	$825,000		The Stockholder Approval and Effectiveness	$750,000
Total	$1,650,000			$1,500,000

On the Initial Closing Date, the Company sold the Purchaser 500 shares of Series B Preferred Stock (the “Initial Closing Shares”) and the Warrants, for an aggregate of $500,000. As described in the table above, the sale of an additional 250 shares of Series B Preferred Stock for $250,000, is to occur upon the earlier of the mutual approval of the Company and the Purchaser, and three business days after the Stockholder Approval and Effectiveness (as defined below); and the sale of an additional 750 shares of Series B Preferred Stock is expected to occur upon Stockholder Approval and Effectiveness.

As discussed below, the Series B Preferred Stock each have an initial stated value of $1,100 per share, and as a result, the effective purchase price of the Series B Preferred Stock shares sold, and agreed to be sold to the Purchaser, without taking into account the Warrants, is a 10% discount to the stated value thereof.

The consummation of the Second Closing and Third Closing contemplated by the SPA, are subject to various customary closing conditions as well as Stockholder Approval and Effectiveness (as hereinafter defined).

Pursuant to the SPA, the Company agreed that until Stockholder Approval (as defined below) is obtained, the Company would not issue any shares of common stock upon conversion of the Series B Preferred Stock or upon exercise of the Warrants, to the extent that after giving effect thereto, the aggregate number of shares of common stock that would be issued pursuant to the SPA and the ELOC (as defined below), and the other transaction documents entered into in connection therewith would exceed 4,721,538 shares of common stock (representing 19.99% of the number of shares of common stock issued and outstanding immediately prior to the execution of the SPA) (such maximum number of shares, the “Exchange Cap”).

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The SPA requires us, as soon as practicable after the Initial Closing Date, but in any event no later than 30 days thereafter (the “Stockholder Meeting Deadline”), to hold a meeting of stockholders to seek approval of a waiver of the Exchange Cap and, if needed, an increase in the authorized number of shares of common stock (approval of all such proposals, the “Stockholder Approval”), by providing each stockholder of the Company a proxy statement, which required proxy statement is this proxy statement, and which required meeting is the Annual Meeting. If, despite the Company’s best efforts, the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, we are required to hold additional stockholder meetings, at least semi-annually until such Stockholder Approval is obtained. “Effectiveness” means the Securities and Exchange Commission (SEC) declaring effective the registration statement required to be filed pursuant to the Registration Rights Agreement, discussed below.

From (a) the Initial Closing Date until 30 days after the effective date of the registration statement registering for resale all of the Warrant Shares and shares of common stock issuable upon conversion of the Series B Preferred Stock which may be sold at the Initial Closing, Second Closing and Third Closing (and if such Option Closing has occurred as of such date, the Option Conversion Shares)(subject to certain cutback rights described in the Registration Rights Agreement), the Company is prohibited from (i) issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of common stock, common stock equivalents, preferred stock or preferred stock equivalents or (ii) filing any registration statement or amendment or supplement thereto, other than the filing a registration statement on Form S-8 in connection with any employee benefit plan; and (b) from the Initial Closing Date until 180 days after the Initial Closing Date, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of common stock, common stock equivalents, preferred stock or preferred stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the SPA), except for an equity line of credit.

The SPA also provides the Purchaser the option (the “Option”) to purchase an additional $1,100,000 (based on the stated value of the Series B Preferred Stock) of Series B Preferred Stock (the “Option Shares”, and the shares of common stock issuable upon conversion of the Option Shares, the “Option Conversion Shares”). The purchase price to be paid for the Option Shares is $1,000,000 (the “Option Price”), and the Option can be exercised at any time on or before the date that is six months following the date of the Third Closing.

Finally, the SPA provides that until the 18th month anniversary of the Closing Date, the Purchaser has the right to participate in any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents or any offering of debt or any other type of financing, or a combination thereof (other certain customary exempt issuances)(each a “Subsequent Financing”), in an amount not to exceed the amount of the Purchaser’s subscription, on the same terms, conditions and price provided for in the Subsequent Financing.

The Company has reserved from its duly authorized capital stock 50,000,000 of shares of common stock issuable upon exercise of the Warrants and conversion of the Series B Preferred Stock.

Registration Rights Agreement

In connection with the SPA, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser. Pursuant to the Registration Rights Agreement, the Company is required to file a resale registration statement (the “Registration Statement”) with the SEC to register for resale of the shares of the Company’s common stock issuable upon conversion of all shares of Series B Preferred Stock which may be sold at the Initial Closing, Second Closing and Third Closing (and if such Option Closing has occurred as of such date, the Option Conversion Shares), shares of common stock issuable in lieu of cash dividends which could accrue on the Series B preferred Stock for a period of two years, and the Warrant Shares, within 30 days of the Closing Date, and to have such Registration Statement declared effective within 5 trading days after the date notified by the SEC that the SEC is not reviewing the Registration Statement, in the event the Registration Statement is not reviewed by the SEC, or 60 days of the Closing Date in the event the Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the Purchaser if the Company fails to file the Registration Statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the Registration Statement.

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The Company has agreed, among other things, to indemnify the Purchaser and its affiliates with respect to certain liabilities and to pay all fees and expenses incident to the Company’s obligations under the Registration Rights Agreement.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchaser, other obligations of the parties and termination provisions.

Description of the Series B Convertible Preferred Stock

As previously disclosed in the 2023 Annual Report, on March 28, 2024, the Company submitted for filing to the Secretary of State of Texas, a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc. (the “Series B Designation”), which was filed with the Secretary of State of Texas on April 4, 2024, effective as of March 28, 2024.

The Series B Designation provides for the Series B Convertible Preferred Stock to have the following terms:

Series B Convertible Preferred Stock

Dividend Rights. From and after the issuance date of the Series B Preferred Stock (including in connection with the 500 shares of Series B Preferred Stock issued on the Initial Closing Date, the Initial Closing Shares), each share of Series B Preferred Stock is entitled to receive, when, as and if authorized and declared by the Board of Directors of the Company, out of any funds legally available therefor, cumulative dividends in an amount equal to (i) the 10% per annum on the stated value (initially $1,100 per share)(the “Stated Value”) as of the record date for such dividend (as described in the Series B Designation), and (ii) on an as-converted basis, any dividend or other distribution, whether paid in cash, in-kind or in other property, authorized and declared by the Board of Directors on the issued and outstanding shares of common stock in an amount determined by assuming that the number of shares of common stock into which such shares of Series B Preferred Stock could be converted on the applicable record date for such dividend or distribution.

Dividends payable pursuant to (i) above are payable quarterly in arrears, if, as and when authorized and declared by the Board of Directors, or any duly authorized committee thereof, to the extent not prohibited by law, on March 31, June 30, September 30 and December 31 of each year (unless any such day is not a business day, in which event such dividends are payable on the next succeeding business day, without accrual of interest thereon to the actual payment date), commencing on June 30, 2024.

Accrued dividends may be settled in cash, subject to applicable law, shares of common stock (valued at the closing price on the date the dividend is due) or in-kind, by increasing the stated value by the amount of the quarterly dividend.

Liquidation Preference. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Series B Preferred Stock are entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing, for each share of Series B Preferred Stock, before any distribution or payment shall be made to the holders of any junior securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of the Series B Preferred Stock shall be ratably distributed among the holders of the Series B Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction (each as described in the Series B Destination) are not deemed a Liquidation.

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Conversion Rights. Each holder of Series B Preferred Stock may, at its option, convert its shares of Series B Preferred Stock (each a “Series B Conversion”) into that number of shares of common stock equal to the Stated Value of such share of Series B Preferred Stock, divided by the lesser of (x) $0.40, or (y) 90% of the average of the three lowest volume weighted average prices (“VWAPs”) during the ten trading days preceding and ending on and including the conversion date subject to adjustment as provided in the designation (the “Set Price” or the “Conversion Price”). Further, in no event shall the Conversion Price be less than $0.035, subject to adjustment in the designation or the mutual agreement of the holder and the Company (the “Floor Price”).

In the event the Company doesn’t comply with the terms of the designation and timely issue shares of common stock upon conversion to the holder, the Company is liable for damages in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of preferred shares being converted, $50 per trading day (increasing to $100 per trading day on the fifth trading day and increasing to $200 per trading day on the tenth trading day after such damages begin to accrue) for each trading day after the date due that the shares are delivered. The designation also provides for customary buy-in rights to the holders for failure of the Company to timely deliver conversion shares.

We agreed to reserve not less than 50 million shares to allow for conversion of the Series B Preferred Stock, which shares have been reserved.

The Series B Designation includes a conversion limitation prohibiting any holder and their affiliates from converting the Series B Preferred Stock into common stock in the event that upon such conversion their beneficial ownership of the Company’s common stock would exceed 4.99%. The Series B Designation also includes a general restriction prohibiting the issuance of more than 19.99% of the Company’s outstanding shares under certain agreements whereby the Series B Preferred Stock is expected to be issued, without the Company’s stockholders approving such issuance(s) under Nasdaq Rule 5635(b), which approval is being sought pursuant to this Proposal 2.

The Conversion Price is subject to anti-dilutive rights in the event that the Company issues any shares of common stock or common stock equivalents with a value less than the then conversion price, subject to certain customary exceptions for equity plan issuances, securities already outstanding, and certain strategic acquisitions, subject to the Floor Price.

Voting Rights. The Series B Preferred Stock have no voting rights, except in connection with the protective provisions discussed below.

Redemption Rights. The Series B Preferred Stock has no redemption rights.

Provisions. So long as any shares of Series B Preferred Stock are outstanding, the Company cannot without first obtaining the approval of the holders of a majority of the then outstanding shares of Series B Preferred Stock, voting together as a class:

(a) Amend any provision of the Series B Designation;

(b) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Convertible Preferred Stock;

(c) Amend the Certificate of Formation of the Company (including by designating additional series of Preferred Stock) in a manner which adversely affects the rights, preferences and privileges of the Series B Preferred Stock;

(d) Effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series B Preferred Stock; or

(e) Alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series.

Additionally, so long as any Series B Preferred Stock shares remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire, directly or indirectly, any junior securities; pay any dividends (other than on Series B Preferred Stock), or enter into any variable rate transaction.

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Events of Default. An “Event of Default” under the Series B Designation include the occurrence of any of the events described below:

(a) if at any time the common stock is no longer DWAC eligible;

(b) a registration statement of the Company is not filed within sixty (60) days of the date Series B Preferred Stock is first issued;

(c) the Company fails to obtain stockholder approval of the issuance of more than 20% of the Company’s outstanding common stock in connection with the sale of certain securities within one hundred twenty (120) days of the first sale thereof;

(d) the Company shall fail to deliver shares issuable upon a conversion prior to the fifth trading day after such shares are required to be delivered;

(e) the Company shall fail to have available a sufficient number of authorized and unreserved common stock shares to issue to any holder upon a conversion completed under the Series B Designation;

(f) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of any documents entered into in connection with the sale of Series B Preferred Stock, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been cured within 10 business days after the date on which written notice of such failure or breach shall have been delivered;

(g) the Company shall redeem junior securities or pari passu securities;

(h) the Company shall be party to a Change of Control Transaction (as defined in the designation);

(i) the Company shall enter bankruptcy;

(j) any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $500,000 (provided that amounts covered by the Company’s insurance policies are not counted toward this $500,000 threshold), and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of thirty (30) trading days;

(k) the electronic transfer by the Company of common stock shares through the Depository Trust Company is no longer available or is subject to a “freeze” and/or “chill”, which continues for a period of five trading days; or

(l) the common shares shall cease trading on an approved trading market, and such failure shall continue for a period of five trading days.

Following an Event of Default, (a) the dividend rate for any dividends to be issued automatically increases to 18% per annum beginning on the date of the Event of Default; (b) the Stated Value increases automatically by an amount equal to 17.5% of the Stated Value as of the date of the Event of Default; and (c) the conversion price of the Series B Preferred Stock is adjusted to the lesser of (i) the then applicable conversion price and (ii) a price per share equal to sixty five percent (65%) of the average of the three lowest trading prices for the Company’s common stock during the twenty (20) trading days preceding the relevant conversion, subject to the Floor Price.

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Negative Covenants: As long as any shares of Series B Preferred Stock are outstanding, unless a simple majority of holders of the Series B Preferred Stock have otherwise given prior written consent, the Company shall not, and shall not permit any of the subsidiaries to, directly or indirectly:

(a) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of any holder;

(b) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of common stock, common stock equivalents or junior securities, other than as to (i) certain pre-approved purchases agreed to by the holders of the Series B Preferred Stock and (ii) the repurchase common shares or common share equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors for so long as the Series Preferred Stock are outstanding;

(c) pay cash dividends or distributions on junior securities of the Company;

(d) enter into any transaction with any affiliate of the Company which would be required to be disclosed in any public filing with the SEC, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval);

(e) redeem any junior securities or pay any dividends (other than on the Series B Preferred Stock); or

(f) enter into any agreement with respect to any of the foregoing.

Redemption Rights. At any time while the Series B Preferred Stock are outstanding, and on any date following Stockholder Approval of the issuance of more than 20% of the Company’s common stock upon conversion of the Series B Preferred Stock, the Company has the right to redeem fifty (50%) of the Stated Value then outstanding, and an additional fifty (50%) percent of the Stated Value then outstanding upon the written consent of the holders of the Series B Preferred Stock (each, the “Company Optional Redemption Amount”) on the Company Optional Redemption Date (each as defined below) (a “Company Optional Redemption”). If redeemed within ninety (90) calendar days from the date of issuance, the Series B Preferred Stock shares subject to redemption shall be redeemed by the Company in cash at a price (the “Company Optional Redemption Price”) equal to 110% of the Stated Value being redeemed as of the Company Optional Redemption Date, plus all accrued but unpaid dividends and all other amounts due to a holder, if any. If redeemed within ninety-one (91) calendar days after the date of issuance, but no later than one hundred twenty (120) calendar days from the date of issuance, the Series B Preferred Stock subject to redemption shall be redeemed by the Company in cash at a Company Optional Redemption Price equal to 115% of the Stated Value being redeemed as of the Company Optional Redemption Date, plus all accrued but unpaid dividends and all other amounts due to holders, if any. If redeemed after one hundred twenty (120) calendar days from the date of issuance, the Series B Preferred Stock subject to redemption shall be redeemed by the Company in cash at a Company Optional Redemption Price equal to 120% of the Stated Value being redeemed as of the Company Optional Redemption Date, plus all accrued but unpaid dividends and all other amounts due to any holder, if any. The Company may deliver only one Company Optional Redemption Notice and such Company Optional Redemption Notice shall be irrevocable.

The Company may not deliver a Company Optional Redemption Notice, and any Company Optional Redemption Notice delivered by the Company shall not be effective, unless all of the Equity Conditions have been met on each trading day during the period beginning on the date notice of the redemption is provided and ending on the redemption date, which cannot be less than 10 nor more than 20 days.

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“Equity Conditions” means, during the period in question: (a) the Company shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more notices of conversion of the applicable holder on or prior to the dates so requested or required, if any; (b) the Company shall have paid all liquidated damages and other amounts owing to the applicable holder in respect of the preferred shares; (c) (i) there is an effective registration statement or Rule 144 can be relied upon pursuant to which either: (A) the Company may issue conversion shares [except in the case of a redemption, where only the shares being redeemed are subject to this requirement]; or (B) the holders are permitted to utilize the prospectus thereunder to resell all of the common shares issuable pursuant to certain transaction documents (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future); or (ii) all of the conversion shares issuable pursuant to the applicable transaction documents may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Company as set forth in a written opinion letter to such effect, addressed and acceptable to the transfer agent and the affected holders; or (iii) all of the conversion shares may be issued to the holder pursuant to Section 3(a)(9) of the Securities Act and immediately resold without restriction; (d) the common shares are trading on a trading market and all of the common shares issuable pursuant to the applicable transaction documents are listed or quoted for trading on such trading market (and the Company believes, in good faith, that trading of the common shares on a trading market will continue uninterrupted for the foreseeable future); (e) there is a sufficient number of authorized, but unissued and otherwise unreserved, common shares for the issuance of all of the shares then issuable pursuant to the applicable transaction documents; (f) the issuance of the common shares in question to the applicable holder would not violate the beneficial ownership limitation set forth in the designation; (g) there has been no public announcement of a pending or proposed Fundamental Transaction (as defined in the designation) or Change of Control Transaction (as defined in the designation) that has not been consummated; (h) the applicable holder is not in possession of any information provided by the Company, any of its subsidiaries, or any of their officers, directors, employees, agents or affiliates, that constitutes, or may constitute, material non-public information.

Warrants

At the Initial Closing, the Company issued the Purchaser the Warrants to purchase up to 3,300,000 shares of common stock. The exercise price of the Warrants is $0.26 (the “Exercise Price”). The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events. If at any time following the 120th day after the Initial Closing, there is no effective registration statement registering, or the prospectus contained therein is not available for the shares of common stock issuable upon exercise of the Warrants, the Warrants can be exercised on a cashless basis and the Company is subject to certain liquidated damages and damages as described in greater detail in the Common Share Purchase Warrant entered into on the Initial Closing Date to evidence the Warrants (the “Warrant Agreement”).

The Warrants are exercisable on or after October 4, 2024, and for five years thereafter.

The Warrants contain provisions that prohibit exercise if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of the Company’s shares of common stock outstanding immediately after giving effect to such exercise. The holder of the Warrants may increase or decrease this percentage, but not in excess of 9.99%, by providing at least 61 days’ prior notice to the Company. In the event of certain corporate transactions, the holder of the Warrants will be entitled to receive, upon exercise of the Warrants, the kind and amount of securities, cash or other property that the holder would have received had it exercised the Warrants immediately prior to such transaction.

If the Company or any subsidiary at any time while the Warrants are outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any common stock or common stock equivalents, at an effective price per share less than the exercise price of the Warrants then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the exercise price shall be reduced and only reduced to equal the Base Share Price. No adjustment however is to be made for certain customary Exempt Issuances (as defined in the SPA).

The Warrants also include customary buy-in rights in the event the Company fails to timely deliver the shares of common stock issuable upon exercise thereof.

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If at any time the Warrants are outstanding there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving the common stock (each, a “Share Combination Event”, and such date thereof, the “Share Combination Event Date”) and the Event Market Price (defined below) is less than the then exercise price then in effect, then on the sixth trading day immediately following such Share Combination Event Date, the exercise price then in effect on such sixth trading day is automatically reduced (but in no event increased) to the Event Market Price. The “Event Market Price” means, with respect to any Share Combination Event Date, the quotient determined by dividing (x) the sum of the volume weighted average price of the common stock for each of the five trading days ending and including the trading day immediately preceding the sixth trading day after such Share Combination Event Date, divided by (y) five.

Additional Information

The summary of the SPA, Series B Preferred Stock and Warrants above is intended to provide you with basic information concerning the SPA, Series B Preferred Stock and Warrants. The full text of the SPA, designation of the Series B Preferred Stock and Warrant were included as exhibits to our Current Report on Form 8-K filed with the SEC on April 11, 2024.

Reasons for Stockholder Approval and Potential Consequences of Not Approving this Proposal

Pursuant to Nasdaq Stock Market Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price (defined below) for such stock, other than in connection with a public offering, the issuer generally must obtain the prior approval of its stockholders. Listing Rule 5635(d) defines “Minimum Price” as the lower of: (i) the closing price (as reflected on Nasdaq.com); or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. The number of shares of common stock to be issued to the Purchaser upon conversion of the Series B Preferred Stock agreed to be sold pursuant to the SPA and the exercise of the Warrants could result in the issuance of a number of shares exceeding that threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d). In addition, in the SPA we agreed to seek stockholder approval of the Offering.

If the SPA Nasdaq Proposal is not approved, it could have various effects on the Company. For example:

●	We and the holder of the Series B Preferred Stock will be unable to convert the Series B Preferred Stock into shares of common stock to the extent that conversion of the Series B Preferred Stock and exercise of the Warrants would result in the issuance of 20% or more of the issued and outstanding shares of common stock on the date we entered into the SPA, and we would be forced to pay cash to meet our obligations under the terms of the Series B Preferred Stock.

●	If we cannot issue shares of common stock to potentially satisfy obligations as they become due under the Series B Preferred Stock because of the “exchange cap” provisions in the Series B Preferred Stock, and we do not otherwise have sufficient available cash to meet our obligations, we might seek to raise additional capital through the issuance of shares of common stock or preferred stock. Such issuances might be at prices more dilutive to stockholders than the terms permitting conversion of certain payments under the Series B Preferred Stock into shares of common stock under the Series B Preferred Stock. To the extent that we engage in such transactions to raise additional capital, our current stockholders could be substantially diluted.

●	Stockholder approval of the SPA Nasdaq Proposal is one of the conditions for us to effect the second (unless waived by the Purchaser) and third closings under the SPA and receive additional funds under the SPA. Loss of these potential funds could jeopardize our ability to execute our business plan.

●	Stockholder approval of the SPA Nasdaq Proposal is one of the conditions for to be able to redeem up to 50% of the Stated Value of the Series B Preferred Stock and in the event we cannot redeem such Series B Preferred Stock, it may remain outstanding indefinitely. This could limit our ability to undertake further transactions and/or have a material adverse effect on the Company and could jeopardize our ability to execute our business plan.

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●	In the event stockholder approval of the SPA Nasdaq Proposal is not received at the Annual Meeting we are required to hold additional meetings, which may result in significant expenses to the Company, until such SPA Nasdaq Proposal is approved.

●	If this SPA Nasdaq Proposal is not approved, and if we do not have sufficient funds to make cash payments for payments due under the Series B Preferred Stock and cannot raise such funds prior to a payment date, then we might default under the Series B Preferred Stock. For example, an event of default is deemed to occur if we don’t receive Stockholder Approval by 120 days after the Initial Closing Date under the SPA. Occurrence of an event of default by the Company could have significant negative consequences for us and our stockholders. Following an event of default, (a) the dividend rate for any dividends to be issued automatically increases to 18% per annum beginning on the date of the Event of Default; (b) the Stated Value increases automatically by an amount equal to 17.5% of the Stated Value as of the date of the event of default; and (c) the conversion price of the Series B Preferred Stock is adjusted to the lesser of (i) the then applicable conversion price and (ii) a price per share equal to sixty five percent (65%) of the average of the three lowest trading prices for the Company’s common stock during the twenty (20) trading days preceding the relevant conversion, subject to the Floor Price. An event of default could harm our financial condition, force us to reduce or cease operations or to sell certain of our assets or could result in our declaring bankruptcy and the holder of the Series B Preferred Stock seizing some or all of the assets of the Company and our subsidiaries which currently secure the Notes.

Effect of the SPA Offering on Existing Stockholders

The issuance of securities pursuant to the SPA will not affect the rights of the Company’s existing stockholders, but such issuances, and conversions of Series B Preferred Stock and exercise of the Warrants issued thereunder, will have a dilutive effect on the Company’s existing stockholders, including, over time, the voting power of the existing stockholders.

The issuance of shares of common stock upon the conversion of our Series B Preferred Stock and upon exercise of the Warrants will also dilute the ownership interests of our existing stockholders. The availability of these shares for public resale, as well as any actual resales of these shares, could adversely affect the trading price of our common stock. We cannot predict the size of future issuances of our common stock upon the conversion of our Series B Preferred Stock and upon exercise of the Warrants, or the effect, if any, that future issuances and sales of shares of our common stock may have on the market price of our common stock. Sales or distributions of substantial amounts of our common stock upon the conversion of our Series B Preferred Stock and upon exercise of the Warrants, or the perception that such sales could occur, may cause the market price of our common stock to decline.

In addition, the common stock issuable upon the conversion of our Series B Preferred Stock and upon exercise of the Warrants may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of our stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. If the share volume of our common stock cannot absorb shares sold by holders of the Series B Preferred Stock and Warrants, then the value of our common stock will likely decrease.

We have agreed to file the registration statement to permit the public resale of the shares of common stock that may be issued upon the conversion of the Series B Preferred Stock and the exercise of the Warrants. The influx of those shares into the public market could potentially have a negative effect on the trading price of our common stock.

We generally have no or limited control over whether the holder of Series B Preferred Stock converts the Series B Preferred Stock or the effect of dividends thereon, including whether such dividends will be paid in cash, common stock, or in-kind, or exercises the Warrants. Additionally, the Series B Preferred Stock is subject to certain anti-dilution rights as discussed above. For these reasons, we are unable to accurately forecast or predict with certainty the total number of shares of Company common stock that may be issued to the Purchaser under the Series B Preferred Stock or upon exercise of the Warrants. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock upon conversion of the Series B Preferred Stock (including such Series B Preferred Stock expected to be sold at the Second Closing and Third Closing), and for dividends thereon, and upon exercise of the Warrants. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, upon conversion of the Series B Preferred Stock (including such Series B Preferred Stock expected to be sold at the Second Closing and Third Closing), and for dividends which may accrue thereon, and upon exercise of the Warrants sold and to be sold under the terms of the SPA.

Required Vote

Approval of the SPA Nasdaq Proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the SPA Nasdaq Proposal.

Approval of the SPA Nasdaq Proposal represents approval of all shares of common stock which may be issuable from time to time pursuant to the terms of the Series B Preferred Stock currently outstanding and to be sold pursuant to the SPA (including such Series B Preferred Stock expected to be sold at the Second Closing and Third Closing), including, but not limited to shares of common stock issued for dividends thereon, and upon exercise of the Warrants.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 2, the SPA Nasdaq Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF

THE SPA NASDAQ PROPOSAL.

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PROPOSAL 3
ELOC NASDAQ PROPOSAL

General

We are asking stockholders to approve the issuance of shares of our common stock issuable pursuant to the terms of the ELOC (including the Commitment Shares (defined below)) and sold from time to time pursuant to the terms of the ELOC (defined below) in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

Equity Purchase Agreement

Also on the Initial Closing Date, the Company entered into an Equity Purchase Agreement (the “ELOC”) with the Purchaser pursuant to which the Purchaser committed to purchase up to $25,000,000 (the “Maximum Amount”) of the Company’s common stock (the “Financing”). On the Initial Closing Date, the Company issued 1,000,000 shares of the Company’s common stock to the Purchaser as a commitment fee (the “Commitment Shares”). In connection with the Financing, on the Closing Date, the Company and the Purchaser also entered into a Registration Rights Agreement (the “ELOC RRA”).

Upon filing and effectiveness of a Registration Statement on Form S-1 to register the Advance Shares (defined below) and provided other closing conditions are met, from time to time over the term of the ELOC, the Company shall have the right, but not the obligation, to direct the Purchaser to purchase shares of the Company’s common stock (the “Advance Shares”) in a maximum amount of one hundred percent (100%) of the average daily trading volume over the five trading days preceding the applicable advance date. At any time and from time to time during the 2-year term of the ELOC (the “Commitment Period”), the Company may deliver a notice to Purchaser (the “Advance Notice”) and shall deliver the Advance Shares to Purchaser via DWAC (as defined in the ELOC) on the next trading day. The purchase price (the “Purchase Price”) for the Advance Shares shall equal 90.0% of the gross proceeds received by the Purchaser for the resale of the Advance Shares during the three consecutive trading days immediately following the date an Advance Notice is delivered (the “Valuation Period”). The closing of an Advance Notice shall occur within two trading days following the end of the respective Valuation Period, whereby the Purchaser shall deliver the Investment Amount (as defined below) to the Company by wire transfer of immediately available funds. The Company shall not deliver another Advance Notice to Purchaser within one trading day of a prior closing of Advance Shares. The “Investment Amount” means the aggregate Purchase Price for the Advance Shares purchased by the Purchaser, minus clearing costs payable to the Purchaser’s broker or to the Company’s transfer agent for the issuance of the Advance Shares.

The right of the Company to issue and sell the Advance Shares to the Purchaser is subject to the satisfaction of certain closing conditions, including, but not limited to, (i) a Registration Statement on Form S-1 registering for resale by the Purchaser of the Advance Shares and Commitment Shares being declared effective by the SEC, (ii) accuracy of the Company’s representations and warranties, (iii) the Company’s performance under the ELOC in all material respects, (iv) no suspension of trading or delisting of common stock, (v) the limitation of the Purchaser’s beneficial ownership of the Company’s common stock to no more than 4.99% of the Company’s then outstanding common stock, (vi) the Company maintaining its DWAC-eligible status, (vii) the Company maintaining a sufficient share reserve, and (viii) the closing price of the Company’s common stock on the date the Advance Notice is received must exceed $0.15.

The ELOC terminates upon the first to occur of April 4, 2026; the date that $25,000,000 in Advance Shares have been purchased by the Purchaser; the date that the Company terminates the ELOC, which may be terminated in the Company’s option at any time following effectiveness of the Registration Statement registering the resale of the Advance Shares, except that the ELOC can’t be terminated at any time the Purchaser holds any Advance Shares; and upon the Company entering into bankruptcy protection (such period of time that the ELOC is in place, the “Commitment Period”).

Pursuant to the ELOC, the Purchaser agreed, that neither it, nor any of its affiliates, will in any manner whatsoever, directly or indirectly, during the period commencing on the date of the ELOC and ending on (x) earlier of the date of the delivery of the first Advance Notice by the Company, and (y) the date that is six months from the date the ELOC was entered into (the “Lock-Up Termination Date”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, or otherwise transfer or dispose of, any shares of common stock; (ii) enter into any transaction that is designed to, or might reasonably be expected to, result in the transfer to another person, in whole or in part, any of the economic consequences of ownership of any shares of common stock (each, a “Disposition”); or (iii) publicly disclose the intention to make any Disposition or engage in any short sale, without the prior written consent of the Company.

Additional conditions to the sale of any Advance Shares to the Purchaser include that such sale, together with the Commitment Shares, and any other shares required to be aggregated therewith pursuant to the rules of Nasdaq, would exceed 4,721,538 shares of common stock (representing 19.99% of the number of shares of common stock issued and outstanding immediately prior to the execution of the ELOC); the issuance of the Advance Shares would cause the Purchaser to beneficially own more than 4.99% of the Company’s then outstanding common stock; and/or without the prior written consent of the Purchaser, the Company has entered into a variable rate transaction.

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While the Company has the obligation to maintain such share reserve while the ELOC is effective, the Company does not have the obligation to sell any Advance Shares to the Purchaser. Additionally, neither the Purchaser, nor any affiliate of the Purchaser acting on its behalf or pursuant to any understanding with it, will execute any short sales during the period from the date hereof to the end of the Commitment Period.

Registration Rights Agreement

In connection with the ELOC, the Company entered into the ELOC RRA with the Purchaser. Pursuant to the ELOC RRA, the Company is required to file a resale registration statement (the “ELOC Registration Statement”) with the SEC to register all common stock underlying the Advance Shares, and the Commitment Shares, within 30 days of the Initial Closing Date, and to have such ELOC Registration Statement declared effective within 5 trading days after the date notified by the SEC that the SEC is not reviewing the ELOC Registration Statement, in the event the Registration Statement is not reviewed by the SEC, or 60 days of the Closing Date in the event the ELOC Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the Purchaser if the Company fails to file the ELOC Registration Statement when required, fails to cause the ELOC Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the ELOC Registration Statement.

The Company has agreed, among other things, to indemnify the Purchaser and its affiliates with respect to certain liabilities and to pay all fees and expenses incident to the Company’s obligations under the ELOC RRA.

The ELOC and the ELOC RRA contain customary affirmative and restrictive covenants and representations and warranties, customary conditions to closing of the sales of the Advance Shares, as well as customary indemnification obligations by each party, including for liabilities under the Securities Act, and other obligations of the parties and termination provisions.

Additional Information

The summary of the ELOC above is intended to provide you with basic information concerning the ELOC. The full text of the ELOC was included as an exhibit to our Current Report on Form 8-K filed with the SEC on April 11, 2024.

Reasons for Stockholder Approval and Potential Consequences of Not Approving this Proposal

Pursuant to Nasdaq Stock Market Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, other than in connection with a public offering, the issuer generally must obtain the prior approval of its stockholders. The number of shares of common stock to be issued to the Purchaser pursuant to the ELOC (including the Commitment Shares) could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d). In addition, in the ELOC we agreed to seek stockholder approval of the shares of common stock issuable pursuant to the terms of the ELOC (including the Commitment Shares).

If the ELOC Nasdaq Proposal is not approved, it could have various effects on the Company. For example:

●	We will be unable to sell shares of common stock pursuant to the ELOC, and will not generate any funding in connection therewith. Loss of these potential funds could jeopardize our ability to execute our business plan.

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●	If we cannot sell shares of common stock under the ELOC because of the “exchange cap” provisions in the ELOC, and we do not otherwise have sufficient available cash to meet our obligations, we might seek to raise additional capital through the issuance of shares of common stock or preferred stock. Such issuances might be at prices more dilutive to stockholders than the terms set forth in the ELOC. To the extent that we engage in such transactions to raise additional capital, our current stockholders could be substantially diluted.

Effect of the ELOC on Existing Stockholders

The issuance of shares of common stock issuable pursuant to the terms of the ELOC (including the Commitment Shares) will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including, over time, the voting power of the existing stockholders.

The issuance of shares of common stock pursuant to the terms of the ELOC will also dilute the ownership interests of our existing stockholders. The availability of these shares for public resale, as well as any actual resales of these shares, could adversely affect the trading price of our common stock. We cannot predict the size of future issuances of our common stock pursuant to the terms of the ELOC, or the effect, if any, that future issuances and sales of shares of our common stock may have on the market price of our common stock. Sales or distributions of substantial amounts of our common stock pursuant to the terms of the ELOC, or the perception that such sales could occur, may cause the market price of our common stock to decline.

In addition, the common stock issuable pursuant to the terms of the ELOC may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of our stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. If the share volume of our common stock cannot absorb shares sold by the Purchaser, then the value of our common stock will likely decrease.

We have agreed to file the registration statement to permit the public resale of the shares of common stock issuable pursuant to the terms of the ELOC (including the Commitment Shares). The influx of those shares into the public market could potentially have a negative effect on the trading price of our common stock.

The shares of common stock to be sold pursuant to the terms of the ELOC are to be sold based on a discount to fluctuating market prices and as a result, we are unable to accurately forecast or predict with certainty the total amount of shares of Company common stock that may be issued to the Purchaser under the ELOC. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock pursuant to the terms of the ELOC (including the Commitment Shares). Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, pursuant to the terms of the ELOC (including the Commitment Shares).

Required Vote

Approval of the ELOC Nasdaq Proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the ELOC Nasdaq Proposal.

Approval of the ELOC Nasdaq Proposal represents approval of all shares of common stock which may be issuable from time to time pursuant to the terms of the ELOC (including the Commitment Shares).

Board Recommendation

The Board recommends that you vote “FOR” Proposal 3, the ELOC Nasdaq Proposal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF

THE ELOC NASDAQ PROPOSAL.

PROPOSAL 4
IP PURCHASE NASDAQ PROPOSAL

General

We are asking stockholders to approve the issuance of shares of our common stock upon conversion of the Series C Preferred Stock, discussed below, in accordance with Nasdaq Listing Rules 5635(a) and (d), as described in more detail below.

Summary of Transactions

Effective on April 24, 2024, we entered into a Patent Purchase Agreement (the “IP Purchase Agreement”), with Intramont Technologies, Inc. (“Intramont”). Pursuant to the IP Purchase Agreement, we purchased certain patents and patent applications owned by Intramont, related to prevention of infections, including the common cold, respiratory diseases, and orally transmitted diseases such as human papillomavirus (HPV) (the “Patents”), in consideration for $20,000,000, which is payable to Intramont by (a) the issuance of 980,000 shares of the Company’s newly designated 6% Series C Convertible Preferred Stock (the “Series C Preferred Stock”), with a face value of $20.00 per share, for a total value of $19,600,000 (the “Series C Shares”); and (b) $400,000 in cash, (i) with $200,000 payable on or before June 30, 2024, (ii) $100,000 payable on or before August 31, 2024, and (iii) $100,000 payable on or before November 30, 2024 (collectively, the “Cash Payments”).

In the event any of the Cash Payments have not been made on or before the due date thereof as provided above, we have 30 days to cure such non-payment, and if not paid by the end of such 30 day period, we have the option of paying Intramont $15,000 for a thirty day extension period for each Cash Payment.

The IP Purchase Agreement, and the purchase of the Patents, closed on April 24, 2024, upon the parties entry into the IP Purchase Agreement, and the Series C Shares were also issued on April 24, 2024.

The IP Purchase Agreement included standard representations and warranties and confidentiality and indemnification obligations of the parties, for a transaction of that type and size.

The Company purchased the Patents through its newly formed wholly-owned subsidiary, MangoRx IP Holdings, LLC, a Texas limited liability company.

The IP Purchase Agreement also included a grant back license, whereby the Company provided Intramont, an irrevocable, co-exclusive, non-transferable and non-assignable (except in the event of a change of control), non-sublicensable, worldwide, license to use the Patents for the lives thereof (the “Grant Back-License”). The Grant Back-License is subject to Intramont paying the Company a royalty of ten percent (10%) of gross worldwide sales of products sold by Intramont which utilize the Patents, beginning on April 24, 2025, and continuing until the end of the life of the last Patent (the “Royalty Payments”). The Royalty Payments are to be paid to the Company on an annual basis, within 30 days after the end of the calendar year.

Finally, the IP Purchase Agreement granted Intramont a right of first refusal, which provides that, if at any time prior to April 24, 2027, if we receive an offer to purchase the Patents and determine to accept such offer, or we determine to sell the Patents to a third party, we are required to provide Intramont the right of first refusal to either match such offer, or negotiate different purchase terms for the Patents.

The Company intends to utilize the Patents by commencing research, development, clinical trial studies and efficacy testing on a variety of oral applications including, but not limited to, an oral dissolvable tablet (ODT), lozenge, toothpaste and/or mouthwash.

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6% Series C Convertible Cumulative Preferred Stock

On April 19, 2024, the Company submitted for filing to the Secretary of State of Texas, a Certificate of Designations of Mangoceuticals, Inc. Establishing the Designations, Preferences, Limitations and Relative Rights of Its 6% Series C Convertible Cumulative Preferred Stock (the “Series C Designation”), which was filed with the Secretary of State of Texas on April 23, 2024, effective as of April 19, 2024. The Series C Designation designated 6,250,000 shares of Series C Preferred Stock. The Series C Designation provides for the Series C Preferred Stock to have the following terms:

Dividend Rights. From and after the issuance date of the Series C Preferred Stock, each share of Series C Preferred Stock is entitled to receive, when, as and if authorized and declared by the Board of Directors of the Company, out of any funds legally available therefor, cumulative dividends in an amount equal to (i) the 6% per annum on the stated value (initially $20 per share)(the “Stated Value”) as of the record date for such dividend (as described in the Series C Designation), and (ii) on an as-converted basis, any dividend or other distribution, whether paid in cash, in-kind or in other property, authorized and declared by the Board of Directors on the issued and outstanding shares of common stock in an amount determined by assuming that the number of shares of common stock into which such shares of Series C Preferred Stock could be converted on the applicable record date for such dividend or distribution.

Dividends payable pursuant to (i) above are payable quarterly in arrears, if, as and when authorized and declared by the Board of Directors, or any duly authorized committee thereof, to the extent not prohibited by law, on March 31, June 30, September 30 and December 31 of each year (unless any such day is not a business day, in which event such dividends are payable on the next succeeding business day, without accrual of interest thereon to the actual payment date), commencing on June 30, 2024.

Accrued dividends may be settled in cash, subject to applicable law, shares of common stock (valued at the closing price on the date the dividend is due) or in-kind, by increasing the Stated Value by the amount of the quarterly dividend.

Liquidation Preference. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Series C Preferred Stock are entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value (the “Liquidation Preference”), for each share of Series C Preferred Stock, before any distribution or payment is made to the holders of any junior securities, but after the payment of any liquidation preference of any holder of senior securities, including the Series B Convertible Preferred Stock, which has a preferential right to payments in liquidation, and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of the Series C Preferred Stock are to be ratably distributed among the holders of the Series C Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Conversion Rights. Each holder of Series C Preferred Stock may, at its option, convert its shares of Series C Preferred Stock into that number of shares of common stock equal to the Stated Value of such share of Series C Preferred Stock, divided by the conversion price of $10.00 per share (i.e., initially a 2-for-1 conversion ratio) (the “Conversion Price”), subject to adjustment for stock splits and stock dividends, with any fractional shares rounded up to the nearest whole share.

The Series C Designation includes a conversion limitation prohibiting any holder and their affiliates from converting the Series C Preferred Stock into common stock in the event that upon such conversion their beneficial ownership of the Company’s common stock would exceed 4.999% (which can be increased as to any holder, to up to 9.999%, with 61 days prior written notice by such holder). The Series C Designation also includes a general restriction prohibiting the issuance of more than 19.99% of the Company’s outstanding shares as of the date of entry into the IP Purchase Agreement, without the Company’s stockholders approving such issuance(s) under the rules of the Nasdaq Capital Market, which approval is being sought at the Annual Meeting pursuant to this Proposal 4.

Voting Rights. The Series C Preferred Stock have no voting rights, except in connection with the protective provisions discussed below.

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Protective Provisions. So long as any shares of Series C Preferred Stock are outstanding, the Company cannot without first obtaining the approval of the holders of a majority of the then outstanding shares of Series C Preferred Stock, voting together as a class:

(a) Amend any provision of the Series C Designation;

(b) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series C Convertible Preferred Stock;

(c) Amend the Certificate of Formation of the Company (including by designating additional series of Preferred Stock) in a manner which adversely affects the rights, preferences and privileges of the Series C Preferred Stock;

(d) Effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series C Preferred Stock; or

(e) Alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of such series.

Redemption Rights. The Company may redeem the outstanding Series C Preferred Stock shares, from time to time, in whole or in part, at any time after April 24, 2025, and continuing indefinitely thereafter, at the option of the Company, for cash, at the aggregate Liquidation Preference of the shares redeemed.

Additional Information

The summary of the IP Purchase Agreement and Series C Preferred Stock above is intended to provide you with basic information concerning the IP Purchase Agreement and Series C Preferred Stock. The full text of the IP Purchase Agreement and Series C Designation was included as an exhibit to our Current Report on Form 8-K filed with the SEC on April 25, 2024.

Reasons for Stockholder Approval and Potential Consequences of Not Approving this Proposal

Pursuant to Nasdaq Stock Market Listing Rule 5635(d), if an issuer intends to issue securities in a transaction which could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the Minimum Price for such stock, other than in connection with a public offering, the issuer generally must obtain the prior approval of its stockholders. The number of shares of common stock to be issued to the Purchaser pursuant to the IP Purchase Agreement and Series C Preferred Stock could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d).

In addition, Nasdaq Rule 5635(a), requires stockholder approval in connection with the acquisition of another company or assets if the Nasdaq-listed company will issue 20% or more of its common stock (or voting stock)(or securities convertible into or exercisable for common stock) in connection with such acquisition. As the number of shares of common stock issuable upon conversion of the Series C Shares issued in consideration for the Patents will exceed 20% of our common stock, stockholder approval is required under Nasdaq Rule 5635(a).

If the IP Purchase Nasdaq Proposal is not approved, it could have various effects on the Company. For example:

●	The holder of the Series C Preferred Stock will be unable to convert the Series C Preferred Stock into more than 4,923,899 shares of common stock, representing 19.99% of our outstanding common stock as of the date of our entry into the IP Purchase Agreement, and the Series C Preferred Stock may remain outstanding indefinitely, which would mean that the dividend payable thereunder would also continue indefinitely.

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●	We will not be able to issue more than 4,923,899 shares of common stock upon the conversion of the Series C Preferred Stock, and in consideration for dividends due thereunder, representing 19.99% of our outstanding common stock as of the date of our entry into the IP Purchase Agreement.

●	If we cannot issue shares of common stock in lieu of dividends on the Series C Preferred Stock, and choose not to issue dividends in-kind on the Series C Preferred Stock, we might seek to raise additional capital through the issuance of shares of common stock or preferred stock. Such issuances might be at prices more dilutive to stockholders than the terms set forth in the Series C Preferred Stock for the payment of dividends. To the extent that we engage in such transactions to raise additional capital, our current stockholders could be substantially diluted.

Effect of the Series C Preferred Stock on Existing Stockholders

The issuance of shares of common stock issuable pursuant to the terms of the Series C Preferred Stock (including for dividends due thereunder) will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including, over time, the voting power of the existing stockholders.

The issuance of shares of common stock upon conversion of the Series C Preferred Stock (or for accrued dividends thereunder) will also dilute the ownership interests of our existing stockholders. The availability of these shares for public resale, as well as any actual resales of these shares, could adversely affect the trading price of our common stock. We cannot predict the size of future issuances of our common stock upon conversion of the Series C Preferred Stock (or for accrued dividends thereunder), or the effect, if any, that future issuances and sales of shares of our common stock may have on the market price of our common stock. Sales or distributions of substantial amounts of our common stock upon conversion of the Series C Preferred Stock (or for accrued dividends thereunder), or the perception that such sales could occur, may cause the market price of our common stock to decline.

In addition, the common stock issuable upon conversion of the Series C Preferred Stock (or for accrued dividends thereunder) may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of our stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. If the share volume of our common stock cannot absorb shares sold by the holder of the Series C Preferred Stock, then the value of our common stock will likely decrease.

The shares of common stock issuable upon conversion of the Series C Preferred Stock (or for accrued dividends thereunder), will be eligible for public resale six months from the IP Purchase Agreement date. The influx of those shares into the public market could potentially have a negative effect on the trading price of our common stock.

We generally have no or limited control over whether the holder of Series C Preferred Stock converts the Series C Preferred Stock or the effect of dividends thereon, except for whether such dividends will be paid in cash, common stock, or in-kind. For these reasons, we are unable to accurately forecast or predict with certainty the total number of shares of Company common stock that may be issued pursuant to the terms of, or upon conversion of, the Series C Preferred Stock. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of common stock upon conversion of the Series C Preferred Stock, and for dividends thereon. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of common stock, if necessary, upon conversion of the Series C Preferred Stock, and for dividends which may accrue thereon.

Required Vote

Approval of the IP Purchase Nasdaq Proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the IP Purchase Nasdaq Proposal.

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Approval of the IP Purchase Nasdaq Proposal represents approval of all shares of common stock which may be issuable from time to time pursuant to the terms of the Series C Preferred Stock, including, but not limited to shares of common stock issued for dividends thereon.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 4, the IP Purchase Nasdaq Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF

THE IP PURCHASE NASDAQ PROPOSAL.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF AUDITORS

General

Turner, Stone & Company, L.L.P., Dallas, Texas, PCAOB Auditor ID 76, has served as the independent registered public accounting firm for the Company for the fiscal years ended December 31, 2023 and 2022, and the Audit Committee has engaged Turner as the Company’s independent registered public accounting firm for the year ended December 31, 2024, and the Board recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from Turner to be present at the annual stockholders meeting. In the event that a representative of Turner is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

The following table sets forth the fees billed by our principal independent accountant, Turner, for the twelve months ended December 31, 2023, and 2022, for the categories of services indicated.

	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees	$79,745	$19,500
Audit Related Fees	-	$-
Tax Fees	-	$-
All Other Fees	-	-
Total	$79,745	$19,500

Audit fees. Consists of fees billed for the audit of our annual financial statements and review of our interim financial information and services that are normally provided by the accountant in connection with year-end and quarter-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Forms 8-K filings and services that are normally provided by the accountant in connection with non-year-end statutory and regulatory filings or engagements.

Tax fees. Consists of professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

Other fees. Other services provided by our accountants.

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Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by Turner for the year ended December 31, 2023, and 2022.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Turner to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Turner as our independent auditor for the year ended December 31, 2024. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Turner as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “Against” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of Turner.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 5, the Auditor Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF

THE AUDITOR PROPOSAL.

PROPOSAL 6
ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES

General

We are asking you to approve a proposal to adjourn the Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to approve the SPA Nasdaq Proposal, ELOC Nasdaq Proposal and/or IP Purchase Nasdaq Proposal (collectively, the “Nasdaq Proposals”) at the time of the Meeting (the “Adjournment Proposal”). We intend to move to adjourn the Annual Meeting to enable our Board to solicit additional proxies for approval of the Nasdaq Proposals if, at the Meeting, the number of shares present in person or by proxy and voting in favor of the Nasdaq Proposals is insufficient to approve the Nasdaq Proposals . If stockholders approve the Adjournment Proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Nasdaq Proposals.

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Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Nasdaq Proposals, such that the Nasdaq Proposals would be defeated, we could adjourn the Meeting without a vote on the proposal and seek to convince the holders of those shares to change their votes to vote in favor of adoption of the Nasdaq Proposals. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

If, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Notwithstanding the approval or non-approval of this Proposal 5, pursuant to our Bylaws, (A) the Board of Directors, without a vote of the stockholders, may postpone, reschedule, or cancel any previously scheduled Annual Meeting of the stockholders called by the Board of Directors or management (but not by the stockholders); or (B) the holders of a majority of the voting power of all shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

Vote Required

Proposal 5 requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, Proposal 5, at the Annual Meeting, to be approved.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval to adjourn the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the Nasdaq Proposals.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

Proposals for 2025 Annual Meeting of Stockholders and 2025 Proxy Materials

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2025 annual meeting of stockholders, it must be received by our Secretary by no later than May 16, 2025, unless the date of the 2025 annual meeting of stockholders is more than 30 days before or after June 17, 2025, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2024 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 17, 2025 and the close of business on March 19, 2025, for the 2025 annual meeting of stockholders. In the event that the 2025 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2024 annual meeting, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2025 annual meeting of stockholders and no later than the later of (i) the 90th day prior to the 2025 annual meeting of stockholders and (ii) the tenth day following the day on which we publicly announce the date of the 2025 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

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A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248.

In addition to satisfying the deadlines in the advance notice provisions of our Amended and Restated Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2025 annual meeting must notify our Secretary in writing not later than April 18, 2025 comply with the other requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: Mangoceuticals, Inc., 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, attention: Secretary.

The chairman of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Amended and Restated Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2025 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2025 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

Annual Report

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Mangoceuticals, Inc., 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our 2023 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet, www.mangorx.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 15110 N. Dallas Parkway, Suite 600, Dallas, Texas 75248.

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Other Matters to be Presented at the Annual Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

The Board has established a process for stockholders to send communications to our Board or any individual director. Stockholders may send written communications to the Board or any director to Mangoceuticals, Inc:

Mangoceuticals, Inc.

Attn: Investor Relations

15110 N. Dallas Parkway, Suite 600 | Dallas, Texas 75248

WHERE YOU CAN FIND MORE INFORMATION;
INCORPORATION OF INFORMATION BY REFERENCE

We file annual, quarterly, and current reports, Proxy Statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information) are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, page of our website at www.mangorx.com. The web addresses of the SEC and the Company have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this Proxy Statement.

You may also obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

Mangoceuticals, Inc.

Attn: Investor Relations

15110 N. Dallas Parkway, Suite 600

Dallas, Texas 75248

Phone: (214) 242-9619

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ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET:
- Go to: www.cleartrustonline.com/mgrx
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING.

ANNUAL MEETING OF STOCKHOLDERS
MANGOCEUTICALS, INC.

CONTROL NUMBER:

DATE: **June 17, 2024**
TIME: **12 PM Central Time**
LOCATION: **15110 Dallas Parkway Suite 600 Dallas TX 75248**

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jacob D. Cohen (the "Named Proxy") as proxy for the undersigned, with full power of substitution and resubstitution, and authorizes him, and each substitute named proxy, to vote all the shares of common stock of Mangoceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. I/we hereby revoke all proxies previously given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

Continued and to be signed on the reverse side

MANGOCEUTICALS, INC.
ANNUAL MEETING OF STOCKHOLDERS

BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR EACH OF THE PROPOSALS.

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

SAVE TIME & REDUCE COSTS!
PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL.

LAST NAME,FIRST 99